Dear Investor:

The year 2002 will go into the record books as one of the most challenging ever for investors. Between the erratic economy, widespread revelations of corporate misrepresentations and fraud, and escalating geopolitical risks, there was little to encourage investors and much cause for concern.

In this very unique confluence of challenges, MEMBERS Capital Advisors was challenged to provide the kind of "downside protection" we have historically achieved in the Ultra Series Funds. Aided by the continued declines in interest rates, only the Money Market and Bond Funds were able to provide positive returns. Each of these "fixed income" funds also outperformed the average returns of their respective peer funds.

Stocks fell sharply in 2002, for the third year in a row (which had not occurred since the Great Depression). For instance, the Standard & Poor's 500 Index declined 22.1% for the year while the NASDAQ Composite Index declined 31.5%. In this broadly hostile environment, none of the Ultra Series stock funds produced positive returns. The Growth and Income Fund again outperformed the S&P 500, but slightly lagged its peer funds group average. The other funds each lagged their market and peer averages, in most cases by only a modest amount. Although its performance generally improved through the year, the Capital Appreciation Fund was unable to recover from the significant declines suffered early in the year that were described in the June 30, 2002 Semiannual Report.

Investors who have held a diversified portfolio of Ultra Series Funds for at least a few years can still see favorable longer-term returns. But, all Ultra Series Fund investors suffered more than usual in 2002 and more than we would have expected even in this difficult year. The markets were more severe than we and most other investment professionals anticipated, and therefore we were less effective in cushioning the declines than we would have hoped or expected.

After extensive analysis, we understand why our long-proven investment philosophies and disciplines faltered in this unique environment, and we have taken steps designed to better protect our investors in the case of a recurrence. Investing will remain a risky undertaking, however, which is why the actions of investors are at least as important as our actions in determining ultimate success. Based on history, the most important action investors can take to assure their success is to give their investments time - accumulate, hold, then gradually liquidate diversified portfolios of securities over an extended period of time. Although favorable results cannot be guaranteed, history indicates that this approach puts the odds of success strongly in your favor.

We thank you for your continued confidence, and remain committed to your ultimate investment success.

Sincerely,


/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                                    BOND FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand invested on January 1, 1993, would have the following value as of December 31, 2002:

                Bond Fund                                           $18,473
                Lehman Brothers Intermediate Government/
                        Credit Bond Index                           $19,801
                Lipper Peer Average                                 $17,640

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
 -----------------------------------------------------------------------------------
                                                 ONE      THREE      FIVE      TEN
                                                 YEAR     YEARS     YEARS     YEARS
                                                 ----     -----     -----     -----
 Bond Fund                                       8.55%     8.33%     6.34%     6.33%
 Lehman Brothers Intermediate
    Government/Credit Bond Index(2)              9.84%     9.64%     7.48%     7.07%
 Lipper Peer Average(3)                          5.82%     6.91%     5.58%     5.84%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Mortgage Backed 24.9%, U.S. Government and Agency Obligations 23.7%, Corporate Notes and Bonds 31.1%, Asset Backed 5.9%, Private Label Mortgage Backed 5.1%, Commercial Mortgage Backed 5.0%, Short-term Investments and Other Net Assets and Liabilities 4.3%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Lehman Brothers Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

(2) The Lipper Peer Average for Short/Intermediate Investment Grade Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                                    BOND FUND

Investment Objective: Seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, steady throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan diminished, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

After an aggressive campaign of monetary easing in 2001, the U.S. Federal Reserve held short-term interest rates unchanged at 40-year lows through most of 2002. However, in November the Fed moved to ease by another fifty basis points as an "insurance policy" to support the economy. Rates in general fell in 2002, but more at shorter durations (2-5 years) than longer durations (10+ years). The yield of the 90-day U.S. Treasury Bill decreased from 1.72% to 1.19% during the year, and the yield on the 10-year U.S. Treasury Note declined from 5.05% to 3.81%. The benchmark Federal Funds rate stood at 1.25% at year's end. U.S. Treasury Bonds at all durations performed well in the uncertain economic and geopolitical environment as investors sought "safe havens," while investment-grade corporate bonds lagged, despite periods of good performance.

In this generally favorable environment for investment-grade bonds, the Bond Fund returned 8.55% for the twelve months ended December 31, 2002. The fund slightly lagged its representative index, but out-performed a representative index of its peer funds:

    Bond Fund                                                         8.55%

    Lehman Brothers Intermediate Government/Credit Bond Index         9.84%

    Lipper Intermediate Investment Grade Bond Fund Index              8.29%

The fund's under-performance versus the index is largely explained by the expenses charged by the fund, and by the fund's lower-than-index weighting in U.S. Treasury securities, which were the best-performing fixed-income asset class for the period.

The fund's out-performance versus its peers was driven by a number of factors. Good security selection and a conservative focus on high-quality names in problematic sectors benefited overall performance. Although the fund did have a small position in the bonds of troubled issuer WorldCom, this did not have a large impact on performance. A weighting towards intermediate-term securities also helped performance, since intermediate-term bonds slightly out-performed bonds at very short and long durations over the period.

Consensus expectations are for low levels of inflation in the near-term, and tightening by the U.S. Federal Reserve is unlikely until the U.S. economy is well along into a sustainable recovery. Further easing from the Federal Reserve is possible if the economy continues to show weakness, or if deflationary pressures appear to be building. This would keep short-term interest rates relatively steady, while intermediate- and long-term rates could remain in a trading range for some time. Considering the low inflation rate, this would be a favorable environment for the real returns of fixed-income investments, although many observers believe that the current rally in bond prices is in its later stages, and bonds have out-performed stocks for three consecutive years, an unusual phenomenon.

The fund continues to hold a diversified, high-quality, largely intermediate-term bond portfolio that is designed to weather varying economic conditions. Issuer selection remains a focus, as management carefully screens issuing companies for credit-worthiness, accounting conservatism, and ethics. Management believes that a defensive strategy is appropriate in a transitional economy and considering the level of geopolitical risk at the present time. The fund's relatively low portfolio duration should help moderate performance if interest rates fluctuate more than is currently expected.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor

                                  BALANCED FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand invested on January 1, 1993, would have the following value as of December 31, 2002:

              Balanced Fund                               $20,211
              S&P 500 Index                               $24,423
              Blended Systematic Index                    $21,649
              Lehman Brothers Intermediate Government/
                     Credit Bond Index                    $19,801
              Lipper Peer Average                         $22,340
              90-Day U.S. Treasury Bill                   $15,530

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
 -------------------------------------------------------------------------------
                                        ONE       THREE      FIVE        TEN
                                       YEAR       YEARS      YEARS      YEARS
                                       ----       -----      -----      -----
 Balanced Fund                        -11.13%     -3.64%      3.04%      7.29%
 S&P 500 Index(2)                     -22.10%    -14.55%     -0.59%      9.34%
 Blended Synthetic Index(3)            -6.32%     -2.26%      3.81%      8.03%
 Lehman Brothers Intermediate
    Government/Credit Bond Index(4)     9.84%      9.64%      7.48%      7.07%
 Lipper Peer Average(5)               -10.17%     -3.69%      2.26%      8.37%
 90-Day U.S. Treasury Bill(6)           1.70%      3.91%      4.30%      4.50%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Common Stocks 51.1%, Corporate Notes and Bonds 15.6%, Mortgage Backed 9.9%, U.S. Government and Agency Obligations 7.8%, Short-term Investments and Other Net Assets and Liabilities 5.5%, Asset Backed 4.0%, Commercial Mortgage Backed 3.2%, and Private Label Mortgage Backed 2.9%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(3) The Blended Synthetic Index represents the average annual total returns of a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Brothers Intermediate Government/Credit Bond Index and 15% 90-Day U.S. Treasury Bill.

(4) Lehman Brothers Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

(5) The Lipper Peer Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

(6) 90-Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90-Day U.S. Treasury Bills.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                                  BALANCED FUND

Investment Objective: Seeks a high total return through the combination of income and capital appreciation by investing in a broadly diversified array of common stocks, bonds and money market instruments.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

After an aggressive campaign of monetary easing in 2001, the U.S. Federal Reserve held short-term interest rates unchanged at 40-year lows through most of 2002. However, in November the Fed moved to ease by another fifty basis points as an "insurance policy" to support the economy. Rates in general fell in 2002, but more at shorter durations (2-5 years) than longer durations (10+ years). The yield of the 90-day U.S. Treasury Bill decreased from 1.72% to 1.19% during the year, and the yield on the 10-year U.S. Treasury Note declined from 5.05% to 3.81%. The benchmark Federal Funds rate stood at 1.25% at year's end. U.S. Treasury Bonds at all durations performed well in the uncertain economic and geopolitical environment as investors sought "safe havens," while investment-grade corporate bonds lagged, despite periods of good performance.

The Balanced Fund returned -11.13% for the twelve months ended December 31, 2002, trailing a representative index of equity and fixed income securities, and narrowly lagging a representative index of its peers:

                     Balanced Fund                 -11.13%

                     Blended Synthetic Index        -6.32%

                     Lipper Balanced Fund Index    -10.69%

Fund performance lagged the Blended Synthetic Index primarily due to its higher weighting of stocks, which significantly under-performed both bonds and money market instruments for the period.

The stocks and bonds held by the Balanced Fund are largely the same as the securities comprising the Capital Appreciation Stock, Growth and Income Stock, and Bond Funds. Please see the information provided for these funds elsewhere in the report for a more complete description of the Balanced Fund's portfolio positioning and component results versus peers.

The fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio, with a goal of providing attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. In a time of geopolitical and economic uncertainty, its blend of "value" and "growth-at-a-reasonable-price" stocks should help performance when economic conditions improve, and its high-quality intermediate-duration bond exposure should benefit if the economy falters. Over the long term, it should be an effective "core fund" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors Stock and Bond Portfolio Management Teams - Advisor

                          GROWTH AND INCOME STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand invested on January 1, 1993, would have the following value as of December 31, 2002:

                  Growth and Income Fund               $23,958
                  S&P 500 Index                        $24,423
                  Lipper Large-Cap Value Fund Index    $23,072

                  AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                         ONE      THREE    FIVE       TEN
                                        YEAR      YEARS    YEARS     YEARS
                                        ----      -----    -----     -----
Growth and Income Stock Fund           -21.55%   -10.95%   -0.35%    9.13%
S&P 500 Index(2)                       -22.10%   -14.55%   -0.59%    9.34%
Lipper Large-Cap Value Fund Index(3)   -19.68%    -9.20%   -0.39%    8.72%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Telecommunication Services 4.9%, Energy 8.6%, Consumer Staples 9.3%, Consumer Discretionary 9.4%, Healthcare 10.5%, Industrials 11.1%, Materials 4.7%, Short-term Investments and Other Net Assets and Liabilities 3.3%, Utilities 1.7%, Financials 23.7%, Information Technology 12.8%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(3) Lipper Large-Cap Value Fund Index represents an index of 30 large mutual funds that invest primarily in large capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                          GROWTH AND INCOME STOCK FUND

Investment Objective: Seeks long-term capital growth, with income as a secondary consideration, by investing primarily in common stocks of larger companies with established financial and market strengths and long-term records of financial performance.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investments, the Growth and Income Stock Fund returned -21.55% for the twelve months ended December 31, 2002, slightly out-performing the S&P 500 Index of large-cap stocks, but narrowly lagging a representative index of its peer funds:


                  Growth and Income Stock Fund         -21.55%

                  S&P 500 Index                        -22.10%

                  Lipper Large-Cap Value Fund Index    -19.68%

Performance versus the S&P 500 Index was helped by a relative overweight in the financial sector, but hurt by an overweight in telecommunications services stocks, although good stock selection offset this effect to some degree. The fund trailed its large-cap value fund peers primarily because of its higher weighting in "growth-at-a-reasonable-price" stocks, which tend to under-perform in sluggish economic conditions. Performance was helped by good stock selection in the financial sector, where holdings Allstate and Countrywide Credit benefited from the refinancing and loan activity driven by declining interest rates. Stock selection was also good in the industrials sector, where defense contractors Textron and United Technologies did well as defense procurement spending is expected to increase in coming years. Management's choices in the utilities sector were a drag on overall performance, as Duke Power and Williams Companies came under selling pressure due to exposure to the energy-trading scandals that emerged during the course of the year.

The fund's diversified holdings and attention to valuation helped it to defend in a severe bear market for stocks, although absolute returns were disappointing. A resurgence in corporate capital spending in 2003 should favor the fund's information technology, telecommunications, and materials holdings, while the fund's more conservative positions should help the fund if this resurgence is slow to develop, or if geopolitical risks fail to abate. Management believes that the long-term prospects for the enterprises the fund invests in are solid, although investors may need to show patience in these challenging times.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

                         CAPITAL APPRECIATION STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices. Five thousand invested on January 1, 1994, would have the following value as of December 31, 2002:

                  Capital Appreciation Stock Fund     $21,660
                  S&P SuperComposite 1500 Index       $19,713
                  Lipper Multi-Cap Core Fund Index    $19,281

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
---------------------------------------------------------------------------------------
                                         ONE      THREE     FIVE
                                        YEAR      YEARS     YEARS     SINCE INCEPTION(2)
                                       -------   -------   -------   -------------------
 Capital Appreciation Stock Fund       -31.41%   -13.37%   -0.32%            8.97%
 S&P SuperComposite 1500 Index(3)      -21.31%   -13.20%   -0.12%            7.84%
 Lipper Multi-Cap Core Fund Index(4)   -21.74%   -12.28%   -0.66%            7.57%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Telecommunication Services 4.1%, Consumer Staples 4.7%, Energy 8.6%, Industrials 11.1%, Consumer Discretionary 12.1%, Information Technology 14.8%, Materials 3.9%, Short-term Investments and Other Net Assets and Liabilities 3.8%, Utilities 1.8%, Healthcare 17.8%, and Financials 17.3%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, January 3, 1994.

(3) The Capital Appreciation Stock Fund commenced operations January 3, 1994. The S&P SuperComposite 1500 Index was not established until December 31, 1994. The above graph shows the performance of the S&P MidCap 400 Index for the period from fund inception to December 31, 1994, and the performance of the S&P SuperComposite 1500 Index for the period January 1, 1995 to the present.

(4) Lipper Multi-Cap Core Fund Index represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The stocks in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                         CAPITAL APPRECIATION STOCK FUND

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of companies of various sizes.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investments, the Capital Appreciation Stock Fund returned -31.41% for the twelve months ended December 31, 2002, significantly underperforming both the broad S&P SuperComposite 1500 Index and a representative index of its peers:

                   Capital Appreciation Stock Fund    -31.41%

                   S&P SuperComposite 1500 Index      -21.31%

                   Lipper Multi-Cap Core Fund Index   -21.74%

Performance versus the S&P SuperComposite 1500 Index was negatively impacted by a relative underweight in the consumer staples sector, which out-performed the broader market in a year of slow economic growth, and further hurt by stock selection in the sector, as holding Safeway experienced operating difficulties. Fund performance was helped by an overweight in the energy sector, which benefited from generally high oil and natural gas prices. The fund's strategy of investing in some companies exhibiting strong growth but less than fully valued by the marketplace due to acquisitiveness or aggressive accounting practices has worked well over time, but caused it to under-perform during 2002 as investors punished accounting irregularities wherever they found them, sometimes regardless of the underlying value of the offending companies. In a risk-averse investing environment, the fund's performance was also hurt by its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems saw earnings disappoint, and Elan was punished for accounting irregularities. Stock selection in the information technology sector was also a drag on performance, as relatively good performance by Autodesk was more than offset by underperformance from Peoplesoft and Sanmina. Fund performance was helped by good stock selection in the materials sector as Praxair and Rohm & Haas out-performed their industries.

Management was able to sell some of the portfolio's negatively-affected holdings before the worst of their declines, but also retained positions in stocks that it saw as too inexpensive to sell. This should help the fund to rebound as investor attitudes change for the better. In this transitional economy, however, management continues to carefully monitor portfolio holdings that remain highly-leveraged or have not yet tightened up their reporting procedures. These companies appear to be attractively valued as 2003 begins and should do well if the economy recovers according to consensus expectations, but may come under further selling pressure if growth disappoints.

Periods of short-term volatility and under-performance are to be expected in the course of pursuing superior long-term investment returns, which can only be attained by undertaking risk. Nevertheless, management is well aware that 2002 was a disappointing year for holders of the fund. Management remains confident that the investment strategies employed by the fund are fundamentally sound, and will continue to do its utmost to realize the fund's goal of providing long-term capital appreciation for investors.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

                               MID-CAP STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Nine thousand invested on May 1, 1999, would have the following value as of December 31, 2002:

                   Mid-Cap Stock Fund                $12,926
                   S&P MidCap 400 Index              $11,343
                   Lipper Mid-Cap Value Fund Index   $10,727

                 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------------
                                         ONE            THREE
                                         YEAR           YEARS       SINCE INCEPTION(2)
                                         ----           -----       ------------------
Mid-Cap Stock Fund                     -17.41%           4.37             7.24%
S&P MidCap 400 Index(3)                -14.51%          -0.05             3.49%
Lipper Mid-Cap Value Fund Index(4)     -14.66%           0.24             1.93%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Energy 5.4%, Materials 6.5%, Utilities 6.6%, Healthcare 9.7%, Information Technology 12.0%, Consumer Discretionary 13.1%, Consumer Staples 4.6%, Short-term Investments and Other Net Assets and Liabilities 2.8%, Telecommunication Services 1.0%, Financials 22.6%, and Industrials 15.7%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, May 1, 1999.

(3) The S&P MidCap 400 Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(4) Lipper Mid-Cap Value Fund Index represents an index of 30 large mutual funds that invest in middle capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                               MID-CAP STOCK FUND

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S/Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investment, the Mid-Cap Stock Fund returned -17.41% for the twelve months ended December 31, 2002, trailing both the S&P MidCap 400 Index and a representative index of its peers:

                   Mid-Cap Stock Fund                -17.41%

                   S&P MidCap 400 Index              -14.51%

                   Lipper Mid-Cap Value Fund Index   -14.66%

Performance versus the S&P MidCap 400 Index was hurt by a relative underweight in the energy sector, but helped by an overweight in the financial sector. Stock selection in the consumer discretionary sector was a drag on performance, as holdings Adelphia Communications, Charter Communications, and Toys R Us significantly lagged their sector in 2002. Performance was aided by stock selection in the health care sector, where IDEXX Labs and PolyMedica did well, and by stock selection in the industrials sector, where Avery Dennison, Ingersoll-Rand, and Manpower posted solid returns.

The outlook for stocks in the coming year is cloudy, with geopolitical events and the uncertain pace of economic recovery likely to cause an unusually high level of volatility in equity markets. The fund's portfolio remains well-diversified and focused on the potential for long-term capital appreciation, with broad exposure to many companies and industries. Although the fund had a relatively poor year in 2002, its three-year returns show well against both a representative index of mid-cap stocks and its peers. For the three-year period ending December 31, 2002, the fund returned +4.37% on an annualized basis, versus -0.05% for the S&P MidCap 400 Index, and +0.24% for the Lipper Mid-Cap Value Fund Index.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management Company, LLP - Subadvisor

                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET      COUPON       MATURITY         PAR          VALUE
                                                                   ASSETS       RATE          DATE         AMOUNT       (NOTE 2)
                                                                   ------       ----          ----         ------       --------
CORPORATE NOTES AND BONDS                                           18.7%
   American Express Credit Corp. (G)                                           1.400%      01/21/03      $2,000,000    $1,999,963
   Bank of America Corp.                                                       6.500       08/15/03       4,000,000     4,109,384
   Caterpillar Financial Services Corp. (G)                                    1.866       02/04/03       5,000,000     5,003,078
   E.I. du Pont de Nemours and Co.                                             6.000       03/06/03         750,000       754,487
   Heller Financial, Inc.                                                      6.400       01/15/03       6,000,000     6,008,505
   Household Finance Corp.                                                     6.875       03/01/03       1,500,000     1,508,926
   Merrill Lynch & Co., Inc.                                                   5.640       01/27/03       1,500,000     1,503,434
   Merrill Lynch & Co., Inc.                                                   6.130       04/07/03         500,000       505,645
   Merrill Lynch & Co., Inc.                                                   7.850       05/30/03         905,000       927,158
   Morgan Stanley Dean Witter & Co.                                            7.125       01/15/03       1,450,000     1,452,650
   Morgan Stanley Dean Witter & Co.                                            6.875       03/01/03       1,320,000     1,329,396
   Wal-Mart Stores, Inc.                                                       4.625       04/15/03       4,000,000     4,026,080
   Wells Fargo Bank NA (G)                                                     1.365       01/14/03       4,000,000     4,000,024
                                                                                                                     ------------
TOTAL CORPORATE NOTES AND BONDS
(COST: $33,128,730)                                                                                                    33,128,730
                                                                                                                     ------------

COMMERCIAL PAPER (A)                                                47.0%
   American Express Credit Corp.                                               1.320       01/06/03       5,000,000     4,999,083
   BellSouth Corp.                                                             1.290       01/21/03       7,000,000     6,994,983
   Corporate Receivables Corp.                                                 1.320       02/04/03       5,000,000     4,993,767
   FCAR Owner Trust Series I                                                   1.330       01/16/03       6,000,000     5,996,675
   General Electric Capital Corp.                                              1.340       01/15/03       1,000,000       999,479
   Goldman Sachs Group, Inc.                                                   1.770       01/02/03       5,000,000     4,999,754
   Greyhawk Funding LLC                                                        1.320       01/09/03       5,000,000     4,998,533
   Greyhawk Funding LLC                                                        1.320       03/03/03       2,000,000     1,995,527
   International Business Machines Corp.                                       1.280       05/07/03       2,000,000     1,991,040
   Kimberly-Clark Corp.                                                        1.260       01/14/03       4,000,000     3,998,180
   McGraw-Hill Cos., Inc.                                                      1.310       06/18/03       2,500,000     2,484,717
   MDU Resources Group, Inc.                                                   1.400       01/09/03       4,000,000     3,998,756
   Merrill Lynch & Co., Inc.                                                   1.740       01/02/03       4,000,000     3,999,807
   Nestle Capital Corp.                                                        1.310       07/02/03       5,000,000     4,966,886
   Pfizer, Inc.                                                                1.280       02/12/03       5,000,000     4,992,533
   Province De Quebec                                                          1.300       01/31/03       5,000,000     4,994,583
   Province De Quebec                                                          1.270       06/10/03       2,000,000     1,988,711
   Thames Asset Global Securitization No. 1, Inc.                              1.380       01/23/03       7,000,000     6,994,097
   Three River Funding Corp.                                                   1.360       01/10/03       7,000,000     6,997,620
                                                                                                                     ------------
TOTAL COMMERCIAL PAPER
(COST: $83,384,731)                                                                                                    83,384,731
                                                                                                                     ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)                          25.8%
   Federal Home Loan Bank                                                      5.000       02/28/03       5,000,000     5,027,000
   Federal Home Loan Mortgage Corp. (G)                                        1.595       01/08/03       4,000,000     3,998,637
   Federal Home Loan Mortgage Corp.                                            1.270       01/28/03       7,328,000     7,321,020
   Federal Home Loan Mortgage Corp.                                            1.280       02/11/03       8,000,000     7,988,338
   Federal National Mortgage Association                                       1.270       02/18/03       6,500,000     6,488,993
   Federal National Mortgage Association                                       1.270       04/15/03       5,000,000     4,981,656
   Federal National Mortgage Association                                       4.625       05/15/03       5,000,000     5,060,380
   Student Loan Marketing Association (G)                                      1.237       01/02/03       5,000,000     5,000,000
                                                                                                                     ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $45,866,024)                                                                                                    45,866,024
                                                                                                                     ------------
INVESTMENT COMPANY                                                   7.7%                                  SHARES
                                                                                                           ------
   One Group Institutional Prime Money Market Fund                                                        6,506,024     6,506,024
   SSgA Prime Money Market Fund                                                                           7,121,812     7,121,812
                                                                                                                     ------------
TOTAL INVESTMENT COMPANY
(COST: $13,627,836)                                                                                                    13,627,836
                                                                                                                     ------------
TOTAL INVESTMENTS                                                   99.2%                                             176,007,321
(COST: $176,007,321**)
NET OTHER ASSETS AND LIABILITIES                                     0.8%                                               1,435,578
                                                                   -----                                             ------------
TOTAL NET ASSETS                                                   100.0%                                            $177,442,899
                                                                   =====                                             ============

**    Aggregate cost for Federal tax purposes.

(A)   Rate noted represents annualized yield at time of purchase.

(G)   Floating rate note.

See accompanying notes to financial statements.

                                    BOND FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                         % NET    COUPON     MATURITY      PAR              VALUE
                                                                        ASSETS     RATE        DATE      AMOUNT           (NOTE 2)
                                                                        ------     ----        ----      ------           --------
ASSET BACKED:                                                            5.9%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5                  8.050%    09/21/30   $5,600,000        $6,212,252
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1                 7.535     07/01/32    5,500,000         4,675,000
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3                 6.090     09/01/33    3,500,000         3,559,852
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1                     8.970     11/15/27    5,300,000         5,500,039
   Long Beach Mortgage Loan Trust, Series 2002-1, Class M3                        3.920     05/25/32    8,000,000         7,692,696
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                      8.750     08/15/27    6,400,000         4,800,000
                                                                                                                        -----------
TOTAL ASSET BACKED
(COST: $33,768,321)                                                                                                      32,439,839
                                                                                                                        -----------

COMMERCIAL MORTGAGE BACKED:                                              5.0%
   Bear Stearns Commercial Mortgage Securities, Inc.,
      Series 2001-TOP2, Class A2                                                  6.480     02/15/35    4,300,000         4,879,748
   Duke Weeks Industrial Trust, Series 2000-DW1, Class A2  (C)                    7.151     10/15/10    3,000,000         3,481,628
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3                     6.920     03/15/32    4,000,000         4,491,983
   Morgan Stanley Dean Witter Capital, Series 2000-LIF2, Class A2                 7.200     10/15/33    3,900,000         4,562,228
   Morgan Stanley Dean Witter Capital, Series 2000-LIFE, Class A2                 7.570     12/15/09    8,500,000        10,053,602
                                                                                                                        -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $25,774,667)                                                                                                      27,469,189
                                                                                                                        -----------

PRIVATE LABEL MORTGAGE BACKED:                                           5.1%
   Bank of America Funding Corp., Series 2002-1, Class A2                         7.000     04/20/32    4,996,628         5,098,811
   Bank of America Mortgage Securities, Inc., Series 2002-9, Class 3A2            6.000     10/25/17    7,613,607         7,836,935
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10                   6.750     06/25/32    6,100,000         6,452,866
   Residential Asset Securitization Trust, Series 2002-A1, Class A2               5.350     09/25/26    4,000,000         4,142,752
   Washington Mutual, Series 2002-AR4, Class A5                                   5.569     04/26/32    4,693,251         4,693,272
                                                                                                                        -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $27,885,484)                                                                                                      28,224,636
                                                                                                                        -----------

CORPORATE NOTES AND BONDS:                                              31.1%

CABLE                                                                    1.5%
   Comcast Corp.                                                                  8.375     05/01/07    2,500,000         2,804,907
   Cox Communications, Inc.                                                       6.875     06/15/05    2,500,000         2,694,280
   TCI Communications, Inc.                                                       8.650     09/15/04    2,500,000         2,684,113
                                                                                                                        -----------
                                                                                                                          8,183,300
                                                                                                                        -----------

CAPITAL GOODS                                                            0.5%
   United Technologies Corp.                                                      6.625     11/15/04    2,500,000         2,705,388
                                                                                                                        -----------

CONSUMER STAPLES                                                         1.0%
   Coca Cola Enterprises, Inc.                                                    4.375     09/15/09    1,250,000         1,287,680
   Delhaize America, Inc.                                                         7.375     04/15/06    2,000,000         1,955,034
   Safeway, Inc.                                                                  6.850     09/15/04    2,000,000         2,130,440
                                                                                                                        -----------
                                                                                                                          5,373,154
                                                                                                                        -----------

ENERGY                                                                   3.9%
   Burlington Resources Finance Co.                                               5.700     03/01/07    2,000,000         2,154,162
   Conoco, Inc.                                                                   5.900     04/15/04    3,000,000         3,140,382
   ConocoPhillips (C)                                                             5.900     10/15/32    2,000,000         1,988,644
   Occidental Petroleum Corp.                                                     5.875     01/15/07    2,500,000         2,702,718
   Phillips Petroleum Co.                                                         8.500     05/25/05    2,500,000         2,842,797
   Sunoco, Inc.                                                                   7.125     03/15/04    2,000,000         2,077,970
   Texaco Capital, Inc.                                                           5.700     12/01/08    3,000,000         3,170,214
   Valero Energy Corp.                                                            8.750     06/15/30    2,935,000         3,370,463
                                                                                                                        -----------
                                                                                                                         21,447,350
                                                                                                                        -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                     % NET      COUPON       MATURITY        PAR          VALUE
                                                                    ASSETS       RATE          DATE        AMOUNT       (NOTE 2)
                                                                    ------       ----          ----        ------       --------
FINANCE                                                              7.8%
   AARP (C)                                                                     7.500%      05/01/31     $2,500,000    $2,953,532
   AIG SunAmerica Global Financing XII (C)                                      5.300       05/30/07      2,700,000     2,910,144
   American General Finance Corp.                                               5.750       03/15/07      2,500,000     2,697,130
   Bank America Corp.                                                           6.625       10/15/07      3,000,000     3,405,798
   Bear Stearns Cos., Inc.                                                      7.800       08/15/07      2,000,000     2,340,742
   CIT Group, Inc.                                                              5.570       12/08/03        500,000       508,481
   Countrywide Home Loans, Inc.                                                 5.250       06/15/04      1,750,000     1,820,110
   Countrywide Home Loans, Inc.                                                 6.840       10/22/04      1,000,000     1,074,639
   General Electric Global Insurance Corp.                                      7.000       02/15/26      3,750,000     3,915,371
   Goldman Sachs Group, Inc.                                                    5.700       09/01/12      2,750,000     2,860,124
   Household Finance Corp.                                                      6.500       11/15/08      4,250,000     4,569,655
   MBNA America Bank N.A.                                                       6.875       07/15/04      3,000,000     3,120,663
   Merrill Lynch & Co., Inc.                                                    7.375       05/15/06      3,000,000     3,379,149
   U.S. Bank N.A.                                                               6.300       02/04/14      2,000,000     2,250,618
   Wachovia Corp.                                                               4.950       11/01/06      2,750,000     2,934,434
   Washington Mutual Finance                                                    6.250       05/15/06      2,500,000     2,708,593
                                                                                                                      -----------
                                                                                                                       43,449,183
                                                                                                                      -----------

HEALTHCARE                                                           0.5%
   HCA, Inc.                                                                    6.870       09/15/03      2,750,000     2,808,454
                                                                                                                      -----------

INDUSTRIALS                                                          5.9%
   Bombardier Capital, Inc. (C)                                                 6.125       06/29/06      2,290,000     2,072,361
   Caterpillar Financial Services Corp.                                         7.590       12/10/03      2,400,000     2,531,038
   DaimlerChrysler NA Holding Corp.                                             6.400       05/15/06      4,000,000     4,311,836
   Ford Motor Credit Co.                                                        3.714       10/25/04      2,000,000     1,919,174
   Ford Motor Credit Co.                                                        7.600       08/01/05      2,400,000     2,450,508
   General Motors Acceptance Corp.                                              6.125       08/28/07      2,250,000     2,276,705
   General Motors Acceptance Corp.                                              6.875       09/15/11      2,500,000     2,493,150
   International Paper Co.                                                      8.125       07/08/05      2,700,000     3,022,102
   International Paper Co.                                                      7.875       08/01/06        800,000       914,326
   Lockheed Martin Corp.                                                        7.250       05/15/06      2,400,000     2,702,906
   Raytheon Co.                                                                 4.500       11/15/07      2,000,000     2,032,182
   Waste Management, Inc.                                                       7.000       10/01/04      2,900,000     3,036,056
   Weyerhaeuser Co.                                                             6.875       12/15/33      3,000,000     3,013,290
                                                                                                                      -----------
                                                                                                                       32,775,634
                                                                                                                      -----------

PIPELINE                                                             0.8%
   ENSERCH Corp.                                                                6.375       02/01/04      2,000,000     1,938,360
   Kinder Morgan, Inc.                                                          6.650       03/01/05      2,500,000     2,656,465
                                                                                                                      -----------
                                                                                                                        4,594,825
                                                                                                                      -----------

REITS                                                                0.7%
   Avalonbay Communities, Inc.                                                  6.580       02/15/04      1,000,000     1,048,651
   EOP Operating LP                                                             6.500       06/15/04      2,750,000     2,866,660
                                                                                                                      -----------
                                                                                                                        3,915,311
                                                                                                                      -----------

TELECOMMUNICATIONS                                                   3.2%
   AT&T Wireless Services, Inc.                                                 8.750       03/01/31      3,000,000     2,940,000
   Bellsouth Capital Funding Corp.                                              7.875       02/15/30      3,000,000     3,683,802
   SBC Communications, Inc.                                                     5.875       08/15/12      3,750,000     4,049,393
   Sprint Capital Corp.                                                         7.125       01/30/06        775,000       767,250
   Telephone & Data Systems, Inc.                                               7.000       08/01/06      2,000,000     2,180,040
   Verizon Wireless Capital LLC                                                 5.375       12/15/06      2,500,000     2,611,715
   Vodafone Group PLC (D)                                                       6.250       11/30/32      1,540,000     1,538,224
                                                                                                                      -----------
                                                                                                                       17,770,424
                                                                                                                      -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                 % NET           COUPON          MATURITY               PAR              VALUE
                                                ASSETS            RATE             DATE               AMOUNT           (NOTE 2)
                                                ------            ----             ----               ------           --------
TRANSPORTATION                                   1.7%
   Burlington Northern Santa Fe Corp.                            6.375%           12/15/05          $3,400,000        $3,769,876
   Norfolk Southern Corp.                                        7.250            02/15/31           2,650,000         3,080,455
   Southwest Airlines Co.                                        8.750            10/15/03           2,000,000         2,093,238
   Southwest Airlines Co., Series A3                             8.700            07/01/11              15,457            16,573
   Union Pacific Railroad                                        6.540            07/01/15             342,726           368,674
                                                                                                                     -----------
                                                                                                                       9,328,816
                                                                                                                     -----------

UTILITIES                                        3.6%
   DTE Energy Co.                                                6.450            06/01/06           2,750,000         2,959,148
   Energy East Corp.                                             8.050            11/15/10           2,000,000         2,334,940
   FirstEnergy Corp., Series A                                   5.500            11/15/06           2,000,000         2,011,294
   Niagara Mohawk Power Corp., Series F                          7.625            10/01/05           2,532,928         2,806,512
   Progress Energy, Inc.                                         7.750            03/01/31           2,400,000         2,727,674
   Virginia Electric & Power Co., Series A                       5.750            03/31/06           3,400,000         3,652,447
   Wisconsin Electric Power Co.                                  6.500            06/01/28           3,000,000         3,198,168
                                                                                                                     -----------
                                                                                                                      19,690,183
                                                                                                                     -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $163,698,735)                                                                                                 172,042,022
                                                                                                                     -----------

MORTGAGE BACKED:                                24.9%

FEDERAL HOME LOAN MORTGAGE CORP.                 7.1%
   Series 1974 Class ZA                                          7.000            07/15/27           7,297,289         8,023,640
   Series 2470 Class BA                                          6.000            02/15/30           7,000,000         7,404,991
   Pool # C01005                                                 8.000            06/01/30           1,530,641         1,641,474
   Series 2351 Class PX                                          6.500            07/15/30           4,500,000         4,790,860
   Pool # C48129                                                 7.000            03/01/31           4,296,866         4,516,252
   Pool # C65648                                                 6.500            03/01/32           6,595,440         6,873,186
   Pool # C70558                                                 6.000            09/01/32           5,888,032         6,096,901
                                                                                                                     -----------
                                                                                                                      39,347,304
                                                                                                                     -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           14.2%
   Pool # 383475                                                 6.100            04/01/11           4,652,610         5,176,912
   Pool # 582558                                                 6.000            05/01/16           1,950,039         2,041,330
   Pool # 657335                                                 5.500            09/01/17           4,890,465         5,077,569
   Pool # 253847                                                 6.000            05/01/21           4,869,689         5,074,909
   Pool # 254587                                                 5.500            12/01/22           9,999,000        10,321,840
   Series 2001-72 Class NC                                       6.000            02/25/25          10,000,000        10,446,971
   Series 1998-63 Class PG                                       6.000            03/25/27          11,000,000        11,542,819
   Pool # 607515                                                 7.000            11/01/31           3,233,553         3,401,193
   Pool # 611619                                                 6.000            02/01/32           5,060,876         5,239,061
   Pool # 631377                                                 6.500            03/01/32           2,096,395         2,183,764
   Pool # 644591                                                 7.000            05/01/32           4,760,879         5,007,701
   TBA                                                           5.500            12/31/32          12,750,000        13,001,022
                                                                                                                     -----------
                                                                                                                      78,515,091
                                                                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION         3.6%
   Pool # 2995                                                   8.000            10/20/15             551,013           593,719
   Pool # 2714                                                   6.500            02/20/29           2,864,115         2,990,116
   Pool # 2921                                                   7.500            05/20/30           2,430,578         2,590,074
   Pool # 3068                                                   6.500            04/20/31           4,242,402         4,426,557
   Series 2002-50 Class PE                                       6.000            07/20/32           9,000,000         9,457,537
                                                                                                                     -----------
                                                                                                                      20,058,003
                                                                                                                     -----------
TOTAL MORTGAGE BACKED
(COST: $132,246,240)                                                                                                 137,920,398
                                                                                                                     -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                % NET            COUPON          MATURITY              PAR              VALUE
                                               ASSETS             RATE             DATE               AMOUNT           (NOTE 2)
                                               ------             ----             ----               ------           --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS:         23.7%

FEDERAL FARM CREDIT BANK                         1.8%
                                                                 6.125%           12/29/15          $4,500,000        $5,165,816
                                                                 5.875            10/03/16           4,000,000         4,478,980
                                                                                                                     -----------
                                                                                                                       9,644,796
                                                                                                                     -----------

FEDERAL HOME LOAN MORTGAGE CORP.                 4.9%
                                                                 6.875            01/15/05           5,850,000         6,437,439
                                                                 4.250            10/03/05           3,200,000         3,256,384
                                                                 4.700            12/06/05           1,500,000         1,517,559
                                                                 5.500            07/15/06          10,000,000        10,992,640
                                                                 5.375            08/16/06           2,400,000         2,535,557
                                                                 5.750            04/29/09           2,500,000         2,606,940
                                                                                                                     -----------
                                                                                                                      27,346,519
                                                                                                                     -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION            5.6%
                                                                 4.625            06/04/06           3,000,000         3,035,556
                                                                 5.000            01/20/07           5,750,000         5,975,210
                                                                 5.250            03/22/07           8,000,000         8,376,240
                                                                 6.400            05/14/09           7,650,000         8,064,997
                                                                 6.250            07/19/11           3,000,000         3,171,318
                                                                 5.250            08/01/12           2,400,000         2,506,068
                                                                                                                     -----------
                                                                                                                      31,129,389
                                                                                                                     -----------

U.S. TREASURY BONDS                              1.8%
                                                                11.125            08/15/03           5,000,000         5,303,710
                                                                 6.250            05/15/30           4,000,000         4,786,720
                                                                                                                     -----------
                                                                                                                      10,090,430
                                                                                                                     -----------

U.S. TREASURY NOTES                              9.6%
                                                                 6.500            08/15/05           8,645,000         9,669,571
                                                                 4.625            05/15/06          12,700,000        13,697,153
                                                                 3.500            11/15/06           7,000,000         7,284,375
                                                                 4.750            11/15/08           7,800,000         8,514,184
                                                                 4.875            02/15/12          13,000,000        14,116,674
                                                                                                                     -----------
                                                                                                                      53,281,957
                                                                                                                     -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $125,812,890)                                                                                                 131,493,091
                                                                                                                     -----------

COMMERCIAL PAPER (A):                            2.3%
   General Electric Capital Corp.                                1.340            01/14/03          12,800,000        12,793,806
                                                                                                                     -----------

TOTAL COMMERCIAL PAPER
(COST: $12,793,806)                                                                                                   12,793,806
                                                                                                                     -----------

                                                                                                      SHARES
                                                                                                      ------
INVESTMENT COMPANY:                              3.5%
   SSgA Prime Money Market Fund                                                                     19,398,596        19,398,596
                                                                                                                     -----------

TOTAL INVESTMENT COMPANY
(COST: $19,398,596)                                                                                                   19,398,596
                                                                                                                     -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                            % NET                  VALUE
                                           ASSETS                 (NOTE 2)
                                           ------                 --------
TOTAL INVESTMENTS                          101.5%               $561,781,577
(COST: $541,378,739**)
NET OTHER ASSETS AND LIABILITIES            (1.5)%               (8,287,987)
                                          -------               ------------
TOTAL NET ASSETS                           100.0%               $553,493,590
                                          ======                ============

** At December 31, 2002, the cost of securities for federal tax purposes was $541,365,616.

(A)   Rate noted represents annualized yield at time of purchase.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 0.28% of net assets.

PLC     Public Limited Company.

TBA     To Be Announced - security purchased on a delayed delivery basis.

See accompanying notes to financial statements.

                                  BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                             VALUE
                                                                   ASSETS                       SHARES              (NOTE 2)
                                                                   ------                       ------              --------
COMMON STOCKS:                                                      51.1%

CONSUMER DISCRETIONARY                                               6.3%
   Carnival Corp.                                                                               214,200            $5,344,290
   Comcast Corp., Class A *                                                                      66,640             1,570,705
   Cox Communications, Inc., Class A *                                                          147,200             4,180,480
   Home Depot, Inc.                                                                             115,500             2,767,380
   McDonald's Corp.                                                                             263,100             4,230,648
   Target Corp.                                                                                 308,400             9,252,000
   Tiffany & Co.                                                                                152,800             3,653,448
   Wal-Mart Stores, Inc.                                                                         53,200             2,687,132
   Walt Disney Co.                                                                              227,600             3,712,156
                                                                                                                  -----------
                                                                                                                   37,398,239
                                                                                                                  -----------

CONSUMER STAPLES                                                     4.4%
   CVS Corp.                                                                                    204,652             5,110,161
   General Mills, Inc.                                                                          164,500             7,723,275
   Kimberly-Clark Corp.                                                                         136,900             6,498,643
   Safeway, Inc. *                                                                              105,800             2,471,488
   Sara Lee Corp.                                                                               185,300             4,171,103
                                                                                                                  -----------
                                                                                                                   25,974,670
                                                                                                                  -----------

ENERGY                                                               3.9%
   BP PLC, ADR                                                                                   91,246             3,709,150
   ExxonMobil Corp.                                                                             155,000             5,415,700
   Kerr-McGee Corp.                                                                              57,700             2,556,110
   Marathon Oil Corp.                                                                           153,100             3,259,499
   Schlumberger, Ltd.                                                                            87,600             3,687,084
   Transocean Sedco Forex, Inc.                                                                  49,362             1,145,198
   Unocal Corp.                                                                                 119,000             3,639,020
                                                                                                                  -----------
                                                                                                                   23,411,761
                                                                                                                  -----------

FINANCIALS                                                          12.0%
   ACE, Ltd.                                                                                    160,000             4,694,400
   Allstate Corp.                                                                               195,014             7,213,568
   Bank of America Corp.                                                                         94,698             6,588,140
   Bank One Corp.                                                                               123,890             4,528,179
   Chubb Corp.                                                                                   80,000             4,176,000
   Citigroup, Inc.                                                                              234,005             8,234,636
   Fannie Mae                                                                                    79,000             5,082,070
   FleetBoston Financial Corp.                                                                  118,400             2,877,120
   Goldman Sachs Group, Inc.                                                                     37,000             2,519,700
   MBIA, Inc.                                                                                    97,800             4,289,508
   Morgan Stanley Dean Witter & Co.                                                             119,000             4,750,480
   Prudential Financial, Inc.                                                                   218,000             6,919,320
   SunTrust Banks, Inc.                                                                          56,500             3,215,980
   Wells Fargo & Co.                                                                            124,900             5,854,063
                                                                                                                  -----------
                                                                                                                   70,943,164
                                                                                                                  -----------

HEALTHCARE                                                           7.5%
   Applera Corp.- Applied Biosystems Group                                                      163,200             2,862,528
   Baxter International, Inc.                                                                   160,800             4,502,400
   Bristol-Myers Squibb Co.                                                                     204,200             4,727,230
   Genzyme Corp. *                                                                               73,000             2,158,610
   GlaxoSmithKline PLC, ADR                                                                     140,350             5,257,511
   IMS Health, Inc.                                                                             398,100             6,369,600
   MedImmune, Inc. *                                                                             71,000             1,929,070
   Pharmacia Corp.                                                                              222,228             9,289,130
   Wyeth                                                                                        197,400             7,382,760
                                                                                                                  -----------
                                                                                                                   44,478,839
                                                                                                                  -----------

                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                 SHARES              (NOTE 2)
                                                                   ------                 ------              --------
INDUSTRIALS                                                          5.6%
   Burlington Northern Santa Fe Corp.                                                     105,000            $2,731,050
   Dover Corp.                                                                            154,000             4,490,640
   Emerson Electric Co.                                                                    71,000             3,610,350
   FedEx Corp.                                                                             59,000             3,198,980
   Honeywell International, Inc.                                                          156,000             3,744,000
   Illinois Tool Works, Inc.                                                               58,000             3,761,880
   Textron, Inc.                                                                           95,000             4,084,050
   United Technologies Corp.                                                               74,000             4,583,560
   Waste Management, Inc.                                                                 125,000             2,865,000
                                                                                                            -----------
                                                                                                             33,069,510
                                                                                                            -----------

INFORMATION TECHNOLOGY                                               6.9%
   3Com Corp. *                                                                           124,200               575,046
   ADC Telecommunications, Inc. *                                                         336,000               702,240
   Agilent Technologies, Inc. *                                                            66,603             1,196,190
   Applied Materials, Inc. *                                                              130,900             1,705,627
   Celestica, Inc. *                                                                       94,500             1,332,450
   Computer Sciences Corp. *                                                              119,600             4,120,220
   Concord EFS, Inc. *                                                                    227,300             3,577,702
   EMC Corp. *                                                                            134,400               825,216
   Hewlett-Packard Co.                                                                    173,700             3,015,432
   International Business Machine Corp.                                                    87,700             6,796,750
   Keane, Inc. *                                                                          289,700             2,604,403
   Koninklijke (Royal) Philips Electronics N.V., ADR                                      176,148             3,114,297
   Micron Technology, Inc. *                                                              133,600             1,301,264
   Motorola, Inc.                                                                         292,200             2,527,530
   PeopleSoft, Inc. *                                                                     196,000             3,586,800
   Skyworks Solutions, Inc. *                                                              63,180               544,611
   Texas Instruments, Inc.                                                                169,900             2,550,199
   VERITAS Software Corp. *                                                                47,064               735,140
                                                                                                            -----------
                                                                                                             40,811,117
                                                                                                            -----------

MATERIALS                                                            1.2%
   Dow Chemical Co.                                                                       108,000             3,207,600
   Rohm and Haas Co.                                                                      126,000             4,092,480
                                                                                                            -----------
                                                                                                              7,300,080
                                                                                                            -----------

TELECOMMUNICATION SERVICES                                           2.1%
   ALLTEL Corp.                                                                            94,000             4,794,000
   AT&T Corp.                                                                              41,199             1,075,706
   SBC Communications, Inc.                                                               117,000             3,171,870
   Verizon Communications                                                                  91,012             3,526,715
                                                                                                            -----------
                                                                                                             12,568,291
                                                                                                            -----------

UTILITIES                                                            1.2%
   Duke Energy Corp.                                                                      153,000             2,989,620
   FPL Group, Inc.                                                                         65,000             3,908,450
                                                                                                            -----------
                                                                                                              6,898,070
                                                                                                            -----------

TOTAL COMMON STOCKS
(COST: $334,178,232)                                                                                        302,853,741
                                                                                                            -----------

                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                       % NET    COUPON     MATURITY        PAR          VALUE
                                                                      ASSETS     RATE        DATE         AMOUNT       (NOTE 2)
                                                                      ------     ----        ----         ------       --------
ASSET BACKED:                                                          4.0%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5                8.050%      09/21/30    $5,150,000    $5,713,053
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1               7.535       07/01/32     5,000,000     4,250,000
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3               6.090       09/01/33     2,100,000     2,135,911
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1                   8.970       11/15/27     4,100,000     4,254,747
   Long Beach Mortgage Loan Trust, Series 2002-1, Class M3                      3.920       05/25/32     2,250,000     2,163,571
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                    8.750       08/15/27     6,400,000     4,800,000
                                                                                                                     -----------
TOTAL ASSET BACKED
(COST: $24,671,640)                                                                                                   23,317,282
                                                                                                                     -----------

COMMERCIAL MORTGAGE BACKED:                                            3.2%
   Bear Stearns Commercial Mortgage Securities, Inc.,
      Series 2001-TOP2, Class A2                                                6.480       02/15/35     4,000,000     4,539,301
   Duke Weeks Industrial Trust, Series 2000-DW1, Class A2 (C)                   7.151       10/15/10     3,000,000     3,481,628
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3                   6.920       03/15/32     3,635,000     4,082,089
   Morgan Stanley Dean Witter Capital, Series 2000-LIF2, Class A2               7.200       10/15/33     6,000,000     7,018,813
                                                                                                                     -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $17,422,030)                                                                                                   19,121,831
                                                                                                                     -----------

PRIVATE LABEL MORTGAGE BACKED:                                         2.9%
   Bank of America Funding Corp., Series 2002-1, Class A2                       7.000       04/20/32     3,608,676     3,682,475
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10                 6.750       06/25/32     5,600,000     5,923,942
   Residential Asset Securitization Trust, Series 2002-A1, Class A2             5.350       09/25/26     3,300,000     3,417,770
   Washington Mutual, Series 2002-AR4, Class A5                                 5.569       04/26/32     3,966,128     3,966,145
                                                                                                                     -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $16,671,412)                                                                                                   16,990,332
                                                                                                                     -----------

CORPORATE NOTES AND BONDS:                                            15.6%

CABLE                                                                  1.4%
   Comcast Corp.                                                                8.375       05/01/07     2,500,000     2,804,907
   Cox Communications, Inc.                                                     6.875       06/15/05     2,500,000     2,694,280
   TCI Communications, Inc.                                                     8.650       09/15/04     2,500,000     2,684,113
                                                                                                                     -----------
                                                                                                                       8,183,300
                                                                                                                     -----------

CONSUMER STAPLES                                                       0.5%
   Delhaize America, Inc.                                                       7.375       04/15/06     2,000,000     1,955,034
   Safeway, Inc.                                                                6.850       09/15/04     1,000,000     1,065,220
                                                                                                                     -----------
                                                                                                                       3,020,254
                                                                                                                     -----------

ENERGY                                                                 1.6%
   Burlington Resources Finance Co.                                             5.700       03/01/07     2,000,000     2,154,162
   Occidental Petroleum Corp.                                                   5.875       01/15/07     2,500,000     2,702,718
   Phillips Petroleum Co.                                                       8.500       05/25/05     2,500,000     2,842,797
   Sunoco, Inc.                                                                 7.125       03/15/04     2,000,000     2,077,970
                                                                                                                     -----------
                                                                                                                       9,777,647
                                                                                                                     -----------

FINANCE                                                                3.8%
   AARP (C)                                                                     7.500       05/01/31     2,000,000     2,362,826
   American General Finance Corp.                                               5.750       03/15/07     2,500,000     2,697,130
   Bear Stearns Cos., Inc.                                                      7.800       08/15/07     2,000,000     2,340,742
   CIT Group, Inc.                                                              5.570       12/08/03     1,500,000     1,525,442
   Countrywide Home Loans, Inc.                                                 6.840       10/22/04     1,000,000     1,074,639
   General Electric Global Insurance Corp.                                      7.000       02/15/26     3,500,000     3,654,346
   Household Finance Corp.                                                      6.500       11/15/08     1,350,000     1,451,538
   MBNA America Bank N.A.                                                       6.875       07/15/04     2,000,000     2,080,442
   Merrill Lynch & Co., Inc.                                                    7.375       05/15/06     2,500,000     2,815,957
   U.S. Bank N.A.                                                               6.300       02/04/14     2,000,000     2,250,618
                                                                                                                     -----------
                                                                                                                      22,253,680
                                                                                                                     -----------

                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                % NET          COUPON           MATURITY                 PAR               VALUE
                                               ASSETS           RATE              DATE                  AMOUNT            (NOTE 2)
                                               ------           ----              ----                  ------            --------
INDUSTRIALS                                     2.8%
   Bombardier Capital, Inc. (C)                                6.125%            06/29/06             $2,000,000         $1,809,922
   Caterpillar Financial Services Corp.                        7.590             12/10/03              2,000,000          2,109,198
   Ford Motor Credit Co.                                       3.714             10/25/04              1,000,000            959,587
   Ford Motor Credit Co.                                       7.600             08/01/05              2,000,000          2,042,090
   General Motors Acceptance Corp.                             6.125             08/28/07              2,250,000          2,276,705
   General Motors Acceptance Corp.                             6.875             09/15/11              2,250,000          2,243,835
   International Paper Co.                                     8.125             07/08/05              2,400,000          2,686,313
   Lockheed Martin Corp.                                       7.250             05/15/06              2,000,000          2,252,422
                                                                                                                        -----------
                                                                                                                         16,380,072
                                                                                                                        -----------

PIPELINE                                        0.4%
   Kinder Morgan, Inc.                                         6.650             03/01/05              2,500,000          2,656,465
                                                                                                                        -----------

REITS                                           0.2%
   Avalonbay Communities, Inc.                                 6.580             02/15/04              1,000,000          1,048,651
                                                                                                                        -----------

TELECOMMUNICATIONS                              1.7%
   Bellsouth Capital Funding Corp.                             7.875             02/15/30              2,000,000          2,455,868
   SBC Communications, Inc.                                    5.875             08/15/12              2,250,000          2,429,635
   Sprint Capital Corp.                                        7.125             01/30/06                775,000            767,250
   Telephone & Data Systems, Inc.                              7.000             08/01/06              1,500,000          1,635,030
   Verizon Wireless Capital LLC                                5.375             12/15/06              2,500,000          2,611,715
                                                                                                                        -----------
                                                                                                                          9,899,498
                                                                                                                        -----------

TRANSPORTATION                                  0.7%
   Norfolk Southern Corp.                                      7.250             02/15/31              2,000,000          2,324,872
   Southwest Airlines Co.                                      8.750             10/15/03              2,000,000          2,093,238
                                                                                                                        -----------
                                                                                                                          4,418,110
                                                                                                                        -----------

UTILITIES                                       2.5%
   DTE Energy Co.                                              6.450             06/01/06              2,000,000          2,152,108
   Energy East Corp.                                           8.050             11/15/10              2,000,000          2,334,940
   FirstEnergy Corp., Series A                                 5.500             11/15/06              2,000,000          2,011,294
   Niagara Mohawk Power Corp., Series F                        7.625             10/01/05              2,532,928          2,806,512
   Progress Energy, Inc.                                       7.750             03/01/31              2,000,000          2,273,062
   Virginia Electric & Power Co., Series A                     5.750             03/31/06              3,000,000          3,222,747
                                                                                                                        -----------
                                                                                                                         14,800,663
                                                                                                                        -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $87,352,115)                                                                                                      92,438,340
                                                                                                                        -----------

MORTGAGE BACKED:                                9.9%

FEDERAL HOME LOAN MORTGAGE CORP.                3.3%
   Series 1974 Class ZA                                        7.000             07/15/27              7,297,289          8,023,641
   Pool # C01005                                               8.000             06/01/30              1,224,513          1,313,179
   Series 2351 Class PX                                        6.500             07/15/30              3,000,000          3,193,906
   Pool # C62333                                               6.500             01/01/32              4,226,539          4,404,563
   Pool # C65648                                               6.500             03/01/32              2,683,164          2,796,157
                                                                                                                        -----------
                                                                                                                         19,731,446
                                                                                                                        -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           5.0%
   Pool # 383475                                               6.100             04/01/11              4,342,436          4,831,785
   Pool # 582558                                               6.000             05/01/16              3,575,071          3,742,438
   Pool # 253847                                               6.000             05/01/21              4,142,870          4,317,460
   Series 2001-72 Class NC                                     6.000             02/25/25              3,000,000          3,134,091
   Series 1998-63, Class PG                                    6.000             03/25/27              3,000,000          3,148,042
   Pool # 607515                                               7.000             11/01/31              3,233,553          3,401,193
   Pool # 611619                                               6.000             02/01/32              4,218,240          4,366,757
   Pool # 644591                                               7.000             05/01/32              2,617,361          2,753,055
                                                                                                                        -----------
                                                                                                                         29,694,821
                                                                                                                        -----------

                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                         % NET          COUPON    MATURITY        PAR               VALUE
                                                        ASSETS           RATE       DATE         AMOUNT            (NOTE 2)
                                                        ------           ----       ----         ------            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                 1.6%
   Pool # 2921                                                          7.500%     05/20/30    $2,222,099         $2,367,914
   Pool # 2957                                                          7.500      08/20/30       220,819            235,309
   Pool # 3068                                                          6.500      04/20/31     3,493,743          3,645,400
   Series 2002-50 Class PE                                              6.000      07/20/32     3,000,000          3,152,513
                                                                                                                ------------
                                                                                                                   9,401,136
                                                                                                                ------------
TOTAL MORTGAGE BACKED
(COST: $55,520,069)                                                                                               58,827,403
                                                                                                                ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                  7.8%

FEDERAL FARM CREDIT BANK                                 0.8%           6.125      12/29/15     4,000,000          4,591,836
                                                                                                                ------------

FEDERAL HOME LOAN BANK                                   0.2%           6.875      08/15/05       900,000          1,010,933
                                                                                                                ------------

FEDERAL HOME LOAN MORTGAGE CORP.                         1.4%           6.875      01/15/05     2,000,000          2,200,834
                                                                        4.700      12/06/05     1,500,000          1,517,559
                                                                        5.375      08/16/06     2,000,000          2,112,964
                                                                        5.750      04/29/09     2,500,000          2,606,940
                                                                                                                ------------
                                                                                                                   8,438,297
                                                                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                    1.8%           6.400      05/14/09     6,600,000          6,958,037
                                                                        6.250      07/19/11     3,000,000          3,171,318
                                                                        5.250      08/01/12       750,000            783,146
                                                                                                                ------------
                                                                                                                  10,912,501
                                                                                                                ------------

U.S. TREASURY BONDS                                      2.7%          11.125      08/15/03     3,000,000          3,182,226
                                                                        9.125      05/15/09     6,000,000          6,611,718
                                                                        6.250      05/15/30     5,000,000          5,983,400
                                                                                                                ------------
                                                                                                                  15,777,344
                                                                                                                ------------

U.S. TREASURY NOTES                                      0.9%           4.625      05/15/06     5,000,000          5,392,579
                                                                                                                ------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $43,669,225)                                                                                               46,123,490
                                                                                                                ------------

                                                                                                 SHARES
                                                                                                 ------
INVESTMENT COMPANIES:                                    5.8%
   Nations Cash Reserves Fund                                                                   5,004,897          5,004,897
   One Group Institutional Prime Money Market Fund                                              5,013,257          5,013,257
   SSgA Prime Money Market Fund                                                                24,251,266         24,251,266
                                                                                                                ------------
TOTAL INVESTMENT COMPANIES
(COST: $34,269,420)                                                                                               34,269,420
                                                                                                                ------------

TOTAL INVESTMENTS                                       100.3%                                                   593,941,839
(COST: $613,754,143**)
NET OTHER ASSETS AND LIABILITIES                         (0.3)%                                                  (1,698,433)
                                                      -------                                                   ------------
TOTAL NET ASSETS                                        100.0%                                                  $592,243,406
                                                      =======                                                   ============

*     Non-income producing

** At December 31, 2002, the cost of securities for federal tax purposes was $613,755,153.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR     American Depository Receipt.
PLC     Pubic Limited Company.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                   % NET                                    VALUE
                                                                   ASSETS              SHARES              (NOTE 2)
                                                                   ------              ------              --------
COMMON STOCKS:                                                      96.7%

CONSUMER DISCRETIONARY                                               9.4%
   Comcast Corp., Class A *                                                            241,995           $ 5,703,822
   Home Depot, Inc.                                                                    443,500            10,626,260
   McDonald's Corp.                                                                    935,600            15,044,448
   Target Corp.                                                                        759,100            22,773,000
   Wal-Mart Stores, Inc.                                                               160,800             8,122,008
   Walt Disney Co.                                                                     609,100             9,934,421
                                                                                                         -----------
                                                                                                          72,203,959
                                                                                                         -----------

CONSUMER STAPLES                                                     9.3%
   General Mills, Inc.                                                                 276,800            12,995,760
   Kimberly-Clark Corp.                                                                396,900            18,840,843
   Kroger Co. *                                                                      1,083,900            16,746,255
   Sara Lee Corp.                                                                    1,012,400            22,789,124
                                                                                                         -----------
                                                                                                          71,371,982
                                                                                                         -----------

ENERGY                                                               8.6%
   BP PLC, ADR                                                                         328,880            13,368,972
   ChevronTexaco Corp.                                                                 188,673            12,542,981
   ExxonMobil Corp.                                                                    453,200            15,834,808
   Schlumberger, Ltd.                                                                  222,200             9,352,398
   Transocean Sedco Forex, Inc.                                                        165,146             3,831,387
   Unocal Corp.                                                                        343,550            10,505,759
                                                                                                         -----------
                                                                                                          65,436,305
                                                                                                         -----------

FINANCIALS                                                          23.7%
   Allstate Corp.                                                                      768,026            28,409,282
   Bank of America Corp.                                                               234,171            16,291,276
   Bank One Corp.                                                                      456,640            16,690,192
   Citigroup, Inc.                                                                     720,014            25,337,293
   Fannie Mae                                                                          220,000            14,152,600
   FleetBoston Financial Corp.                                                         343,600             8,349,480
   Morgan Stanley Dean Witter & Co.                                                    448,000            17,884,160
   Prudential Financial, Inc.                                                          775,000            24,598,500
   SunTrust Banks, Inc.                                                                231,200            13,159,904
   Wachovia Corp.                                                                      449,500            16,379,780
                                                                                                         -----------
                                                                                                         181,252,467
                                                                                                         -----------

HEALTHCARE                                                          10.5%
   Baxter International, Inc.                                                          282,200             7,901,600
   Bristol-Myers Squibb Co.                                                            624,500            14,457,175
   GlaxoSmithKline PLC, ADR                                                            376,650            14,109,309
   Guidant Corp. *                                                                     408,600            12,605,310
   Merck & Co., Inc.                                                                   308,500            17,464,185
   Wyeth                                                                               358,200            13,396,680
                                                                                                         -----------
                                                                                                          79,934,259
                                                                                                         -----------

INDUSTRIALS                                                         11.1%
   Burlington Northern Santa Fe Corp.                                                  185,600             4,827,456
   Emerson Electric Co.                                                                407,000            20,695,950
   Honeywell International, Inc.                                                       766,000            18,384,000
   Textron, Inc.                                                                       471,000            20,248,290
   United Technologies Corp.                                                           208,800            12,933,072
   Waste Management, Inc.                                                              348,100             7,978,452
                                                                                                         -----------
                                                                                                          85,067,220
                                                                                                         -----------

                          GROWTH AND INCOME STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                    % NET                                    VALUE
                                                                   ASSETS              SHARES              (NOTE 2)
                                                                   ------              ------              --------
INFORMATION TECHNOLOGY                                              12.8%
   Agilent Technologies, Inc. *                                                        224,098            $4,024,800
   Applied Materials, Inc. *                                                           348,800             4,544,864
   Automatic Data Processing, Inc.                                                     306,500            12,030,125
   Computer Associates International, Inc.                                             505,100             6,818,850
   Computer Sciences Corp. *                                                           312,700            10,772,515
   EMC Corp. *                                                                         457,100             2,806,594
   Hewlett-Packard Co.                                                                 686,035            11,909,568
   Intel Corp.                                                                         368,500             5,737,545
   International Business Machine Corp.                                                236,800            18,352,000
   Koninklijke (Royal) Philips Electronics N.V., ADR                                   386,174             6,827,556
   Motorola, Inc.                                                                      875,000             7,568,750
   Texas Instruments, Inc.                                                             426,700             6,404,767
                                                                                                        ------------
                                                                                                          97,797,934
                                                                                                        ------------

MATERIALS                                                            4.7%
   Alcan, Inc.                                                                         145,000             4,280,400
   Alcoa, Inc.                                                                         165,000             3,758,700
   Dow Chemical Co.                                                                    422,050            12,534,885
   E.I. du Pont de Nemours & Co.                                                       371,000            15,730,400
                                                                                                        ------------
                                                                                                          36,304,385
                                                                                                        ------------

TELECOMMUNICATION SERVICES                                           4.9%
   ALLTEL Corp.                                                                        294,000            14,994,000
   AT&T Corp.                                                                          149,610             3,906,317
   SBC Communications, Inc.                                                            300,000             8,133,000
   Verizon Communications                                                              272,035            10,541,357
                                                                                                        ------------
                                                                                                          37,574,674
                                                                                                        ------------

UTILITIES                                                            1.7%
   Duke Energy Corp.                                                                   646,000            12,622,840
                                                                                                        ------------

TOTAL COMMON STOCKS
(COST: $841,901,810)                                                                                     739,566,025
                                                                                                        ------------

INVESTMENT COMPANIES:                                                3.3%
   Nations Cash Reserves Fund                                                        5,004,896             5,004,896
   SSgA Prime Money Market Fund                                                     19,988,083            19,988,083
                                                                                                        ------------

TOTAL INVESTMENT COMPANIES
(COST: $24,992,979)                                                                                       24,992,979
                                                                                                        ------------

TOTAL INVESTMENTS                                                  100.0%                                764,559,004
(COST: $866,894,789**)
NET OTHER ASSETS AND LIABILITIES                                     0.0%                                    336,486
                                                                 -------                                ------------
TOTAL NET ASSETS                                                   100.0%                               $764,895,490
                                                                 =======                                ============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $867,050,063.

ADR     American Depository Receipt.
PLC     Public Limited Company.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                         VALUE
                                                                   ASSETS                     SHARES             (NOTE 2)
                                                                   ------                     ------             --------
COMMON STOCKS:                                                      96.2%

CONSUMER DISCRETIONARY                                              12.1%
   Brinker International, Inc. *                                                              290,900           $ 9,381,525
   Carnival Corp.                                                                             611,600            15,259,420
   Cox Communications, Inc., Class A *                                                        701,000            19,908,400
   Liberty Media Corp., Class A *                                                           1,719,300            15,370,542
   Tiffany & Co.                                                                              477,800            11,424,198
                                                                                                                -----------
                                                                                                                 71,344,085
                                                                                                                -----------

CONSUMER STAPLES                                                     4.7%
   CVS Corp.                                                                                  615,300            15,364,041
   Safeway, Inc. *                                                                            544,000            12,707,840
                                                                                                                -----------
                                                                                                                 28,071,881
                                                                                                                -----------

ENERGY                                                               8.6%
   ConocoPhillips                                                                             247,700            11,986,203
   Grant Prideco, Inc. *                                                                      515,600             6,001,584
   Kerr-McGee Corp.                                                                           198,100             8,775,830
   Marathon Oil Corp.                                                                         459,800             9,789,142
   Weatherford International, Ltd. *                                                          362,700            14,482,611
                                                                                                                -----------
                                                                                                                 51,035,370
                                                                                                                -----------

FINANCIALS                                                          17.3%
   ACE, Ltd.                                                                                  548,000            16,078,320
   Bank of New York Co., Inc.                                                                 277,700             6,653,692
   Chubb Corp.                                                                                177,000             9,239,400
   Freddie Mac                                                                                285,400            16,852,870
   Goldman Sachs Group, Inc.                                                                   90,000             6,129,000
   MBIA, Inc.                                                                                 273,000            11,973,780
   U.S. Bancorp                                                                               692,800            14,701,216
   Wells Fargo & Co.                                                                          284,300            13,325,141
   Zions Bancorp.                                                                             182,900             7,196,932
                                                                                                                -----------
                                                                                                                102,150,351
                                                                                                                -----------

HEALTHCARE                                                          17.8%
   Abbott Laboratories                                                                        216,500             8,660,000
   Applera Corp.- Applied Biosystems Group                                                    647,200            11,351,888
   Boston Scientific Corp. *                                                                  381,000            16,200,120
   Genzyme Corp. *                                                                            274,700             8,122,879
   IMS Health, Inc.                                                                         1,169,300            18,708,800
   MedImmune, Inc. *                                                                          193,700             5,262,829
   Pharmacia Corp.                                                                            586,716            24,524,729
   Schering-Plough Corp.                                                                      579,700            12,869,340
                                                                                                                -----------
                                                                                                                105,700,585
                                                                                                                -----------

INDUSTRIALS                                                         11.1%
   Dover Corp.                                                                                591,000            17,233,560
   FedEx Corp.                                                                                247,100            13,397,762
   Illinois Tool Works, Inc.                                                                  322,000            20,884,920
   Pall Corp.                                                                                 868,000            14,478,240
                                                                                                                -----------
                                                                                                                 65,994,482
                                                                                                                -----------

                         CAPITAL APPRECIATION STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                    % NET                                          VALUE
                                                                   ASSETS                    SHARES              (NOTE 2)
                                                                   ------                    ------              --------
INFORMATION TECHNOLOGY                                              14.8%
   3Com Corp. *                                                                               354,600            $1,641,798
   ADC Telecommunications, Inc. *                                                           1,120,100             2,341,009
   Altera Corp. *                                                                             411,400             5,072,562
   Autodesk, Inc.                                                                           1,263,000            18,060,900
   Cadence Design Systems, Inc. *                                                             729,200             8,597,268
   Celestica, Inc. *                                                                          253,900             3,579,990
   Concord EFS, Inc. *                                                                        430,300             6,772,922
   EMC Corp. *                                                                                593,100             3,641,634
   Keane, Inc. *                                                                              859,900             7,730,501
   KLA-Tencor Corp. *                                                                         174,600             6,175,602
   Micron Technology, Inc. *                                                                  456,000             4,441,440
   PeopleSoft, Inc. *                                                                         718,200            13,143,060
   Sanmina - SCI Corp. *                                                                      536,144             2,407,287
   Skyworks Solutions, Inc. *                                                                 238,854             2,058,921
   VERITAS Software Corp. *                                                                   136,689             2,135,082
                                                                                                               ------------
                                                                                                                 87,799,976
                                                                                                               ------------

MATERIALS                                                            3.9%
   Praxair, Inc.                                                                              217,700            12,576,529
   Rohm and Haas Co.                                                                          330,600            10,737,888
                                                                                                               ------------
                                                                                                                 23,314,417
                                                                                                               ------------

TELECOMMUNICATION SERVICES                                           4.1%
   BellSouth Corp.                                                                            398,000            10,296,260
   CenturyTel, Inc.                                                                           465,100            13,664,638
                                                                                                               ------------
                                                                                                                 23,960,898
                                                                                                               ------------

UTILITIES                                                            1.8%
   FPL Group, Inc.                                                                            178,100            10,709,153
                                                                                                               ------------

TOTAL COMMON STOCKS
(COST: $679,604,062)                                                                                            570,081,198
                                                                                                               ------------

INVESTMENT COMPANIES:                                                4.5%
   One Group Institutional Prime Money Market Fund                                          8,032,630             8,032,630
   SSgA Prime Money Market Fund                                                            18,551,165            18,551,165
                                                                                                               ------------

TOTAL INVESTMENT COMPANIES
(COST: $26,583,795)                                                                                              26,583,795
                                                                                                               ------------

TOTAL INVESTMENTS                                                  100.7%                                       596,664,993
(COST: $706,187,857**)
NET OTHER ASSETS AND LIABILITIES                                    (0.7)%                                       (4,152,833)
                                                                 -------                                       ------------
TOTAL NET ASSETS                                                   100.0%                                      $592,512,160
                                                                 =======                                       ============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $706,352,287.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                            VALUE
                                                                   ASSETS                      SHARES              (NOTE 2)
                                                                   ------                      ------              --------
COMMON STOCKS:                                                      97.2%

CONSUMER DISCRETIONARY                                              13.1%
   Belo Corp., Class A                                                                          76,000            $1,620,320
   CEC Entertainment, Inc. *                                                                    12,500               383,750
   Charter Communications, Inc., Class A *                                                     107,800               127,204
   Ethan Allen Interiors, Inc.                                                                  65,100             2,237,487
   Guitar Center, Inc. *                                                                        23,400               387,504
   Hibbett Sporting Goods, Inc. *                                                               27,000               645,840
   Hughes Supply, Inc.                                                                           8,200               224,024
   Interpublic Group of Companies, Inc.                                                         32,300               454,784
   J. Jill Group, Inc. *                                                                        22,350               312,453
   Lancaster Colony Corp.                                                                        4,800               187,584
   Linens 'N Things, Inc. *                                                                     43,400               980,840
   Meritage Corp. *                                                                              7,700               259,105
   O'Reilly Automotive, Inc. *                                                                  28,600               723,294
   Outback Steakhouse, Inc.                                                                     25,400               874,776
   Sonic Corp. *                                                                                14,100               288,909
   Spartan Motors, Inc.                                                                          3,100                35,278
   Talbots, Inc.                                                                                69,700             1,918,841
   Toys "R" Us, Inc. *                                                                         107,000             1,070,000
   Ultimate Electronics, Inc. *                                                                 12,300               124,845
   WCI Communities, Inc. *                                                                      32,700               333,540
   Wilsons-The Leather Experts, Inc. *                                                          43,050               215,250
                                                                                                                 -----------
                                                                                                                  13,405,628
                                                                                                                 -----------

CONSUMER STAPLES                                                     4.6%
   Hain Celestial Group, Inc. *                                                                122,300             1,858,960
   McCormick & Co., Inc.                                                                        72,800             1,688,960
   NBTY, Inc. *                                                                                  5,200                91,416
   Riviana Foods, Inc.                                                                          12,200               329,656
   Sensient Technologies Corp.                                                                  12,000               269,640
   Universal Corp.                                                                              13,400               495,264
                                                                                                                 -----------
                                                                                                                   4,733,896
                                                                                                                 -----------

ENERGY                                                               5.4%
   Amerada Hess Corp.                                                                           13,200               726,660
   BJ Services Co. *                                                                            40,800             1,318,248
   CARBO Ceramics, Inc.                                                                          5,700               192,090
   Cimarex Energy Co. *                                                                          4,400                78,760
   ENSCO International, Inc.                                                                    49,800             1,466,610
   Patina Oil & Gas Corp.                                                                        7,750               245,288
   Smith International, Inc. *                                                                  37,600             1,226,512
   St. Mary Land & Exploration Co.                                                              11,200               280,000
                                                                                                                 -----------
                                                                                                                   5,534,168
                                                                                                                 -----------

FINANCIALS                                                          22.6%
   AMBAC Financial Group, Inc.                                                                  11,000               618,640
   American Capital Strategies, Ltd.                                                            13,900               300,101
   AMERIGROUP Corp. *                                                                           17,500               530,425
   Annuity and Life Re (Holdings), Ltd.                                                         32,200                74,704
   Apex Mortgage Capital, Inc.                                                                  18,400               120,336
   Arden Realty, Inc.                                                                           11,900               263,585
   Associated Banc-Corp.                                                                        31,584             1,071,961
   Bank of Bermuda, Ltd.                                                                        17,270               550,913
   Bank of Hawaii Corp.                                                                          8,700               264,393
   Bear Stearns Co., Inc.                                                                       31,000             1,841,400
   Camden Property Trust                                                                         6,800               224,400
   Chelsea Property Group, Inc.                                                                  7,000               233,170
   Colonial BancGroup, Inc.                                                                     77,700               926,961
   Compass Bancshares, Inc.                                                                     30,000               938,100
   Countrywide Credit Industries, Inc.                                                          22,000             1,136,300
   Delphi Financial Group, Inc., Class A                                                         6,200               235,352

                               MID-CAP STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                    % NET                                            VALUE
                                                                   ASSETS                      SHARES              (NOTE 2)
                                                                   ------                      ------              --------
FINANCIALS (CONTINUED)
   Financial Federal Corp. *                                                                     7,700           $   193,501
   First Tennessee National Corp.                                                               30,400             1,092,576
   FirstMerit Corp.                                                                             38,100               825,246
   Getty Realty Corp.                                                                           13,500               255,825
   Hibernia Corp., Class A                                                                      59,700             1,149,822
   Investment Technology Group, Inc. *                                                          12,499               279,478
   IPC Holdings, Ltd.                                                                           18,100               570,874
   Jefferson-Pilot Corp.                                                                        31,000             1,181,410
   Marshall & Ilsley Corp.                                                                      42,600             1,166,388
   Mid-Atlantic Realty Trust                                                                    16,400               285,360
   Platinum Underwriters Holdings, Ltd. (Bermuda) *                                             10,300               271,405
   Principal Financial Group, Inc.                                                              27,000               813,510
   Protective Life Corp.                                                                        41,000             1,128,320
   Radian Group, Inc.                                                                           30,000             1,114,500
   RAIT Investment Trust                                                                        15,400               332,640
   Reckson Assoc. Realty Corp.                                                                  11,800               248,390
   Reinsurance Group of America, Inc.                                                           15,400               417,032
   SAFECO Corp.                                                                                 29,400             1,019,298
   Sky Financial Group, Inc.                                                                    17,100               340,461
   TCF Financial Corp.                                                                          18,400               803,896
   Universal American Financial Corp. *                                                         60,600               352,631
                                                                                                                 -----------
                                                                                                                  23,173,304
                                                                                                                 -----------

HEALTHCARE                                                           9.7%
   Apogent Technologies, Inc. *                                                                 92,900             1,932,320
   Biogen, Inc. *                                                                               25,800             1,033,548
   Celgene Corp. *                                                                              30,800               661,276
   CorVel Corp. *                                                                                8,250               294,937
   ICN Pharmaceuticals, Inc.                                                                    54,400               593,504
   IDEXX Laboratories, Inc. *                                                                   54,900             1,803,465
   MAXIMUS, Inc. *                                                                              18,500               482,850
   Ocular Sciences, Inc. *                                                                      11,700               181,584
   Omnicare, Inc.                                                                               82,600             1,968,358
   Orthodontic Centers of America, Inc. *                                                       36,000               392,760
   Orthofix International N.V. *                                                                 4,500               126,225
   PolyMedica Corp. *                                                                           15,400               474,936
                                                                                                                 -----------
                                                                                                                   9,945,763
                                                                                                                 -----------

INDUSTRIALS                                                         15.7%
   Albany International Corp., Class A                                                          10,300               212,798
   Avery Dennison Corp.                                                                         27,000             1,649,160
   Carlisle Cos., Inc.                                                                           9,500               393,110
   Curtiss-Wright Corp., Class B                                                                 6,400               398,720
   Deswell Industries, Inc. (Hong Kong)                                                         25,500               369,750
   Eaton Corp.                                                                                  21,000             1,640,310
   Genesee & Wyoming, Inc., Class A *                                                           18,450               375,457
   Granite Construction, Inc.                                                                   26,300               407,650
   Ingersoll-Rand Co., Class A                                                                  32,000             1,377,920
   Kadant, Inc. *                                                                               19,800               297,000
   Manpower, Inc.                                                                               46,000             1,467,400
   Mueller Industries, Inc. *                                                                   49,000             1,335,250
   Parker-Hannifin Corp.                                                                        34,000             1,568,420
   Quixote Corp.                                                                                17,700               319,662
   R. R. Donnelley & Sons Co.                                                                   52,000             1,132,040
   Republic Services, Inc., Class A *                                                           70,000             1,468,600
   Simpson Manufacturing Co., Inc. *                                                            12,600               414,540
   Trex Co., Inc. *                                                                              4,000               141,200
   United Stationers, Inc. *                                                                    20,700               596,181
   USFreightways Corp.                                                                           9,500               273,125
   Werner Enterprises, Inc.                                                                     12,700               273,431
                                                                                                                 -----------
                                                                                                                  16,111,724
                                                                                                                 -----------

                               MID-CAP STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                    % NET                                            VALUE
                                                                   ASSETS                      SHARES              (NOTE 2)
                                                                   ------                      ------              --------
INFORMATION TECHNOLOGY                                              12.0%
   Andrew Corp. *                                                                               65,600              $674,368
   ANSYS, Inc. *                                                                                21,000               424,200
   Arrow Electronics, Inc. *                                                                    47,700               610,083
   Atmel Corp. *                                                                               136,500               304,395
   ATMI, Inc. *                                                                                 45,000               833,400
   Black Box Corp.                                                                               8,200               367,360
   Cable Design Technologies Corp. *                                                            57,250               337,775
   Convergys Corp. *                                                                            52,800               799,920
   DuPont Photomasks, Inc. *                                                                    41,000               953,250
   ESS Technology, Inc.                                                                         16,100               101,269
   LSI Logic Corp. *                                                                            71,300               411,401
   Maxtor Corp. *                                                                               32,308               163,479
   McDATA Corp., Class B *                                                                      61,900               435,157
   Molex, Inc.                                                                                  19,600               451,584
   Pericom Semiconductor Corp. *                                                                30,100               250,131
   Reynolds and Reynolds Co., Class A                                                           37,100               944,937
   Storage Technology Corp. *                                                                   48,600             1,041,012
   SunGard Data Systems, Inc. *                                                                 31,900               751,564
   Synopsys, Inc. *                                                                             24,500             1,130,675
   Technitrol, Inc.                                                                             11,200               180,768
   Teradyne, Inc. *                                                                             32,300               420,223
   Varian Semiconductor Equipment, Inc. *                                                       29,400               698,573
                                                                                                                 -----------
                                                                                                                  12,285,524
                                                                                                                 -----------

MATERIALS                                                            6.5%
   Air Products & Chemicals, Inc.                                                               20,000               855,000
   Florida Rock Industries, Inc.                                                                 7,100               270,155
   Freeport-McMoRan Copper & Gold, Inc., Class B *                                              27,000               453,060
   Martin Marietta Materials, Inc.                                                              53,000             1,624,980
   MeadWestvaco Corp.                                                                           76,797             1,897,654
   Monsanto Co.                                                                                 48,000               924,000
   Sigma-Aldrich Corp.                                                                          14,000               681,800
                                                                                                                 -----------
                                                                                                                   6,706,649
                                                                                                                 -----------

TELECOMMUNICATION SERVICES                                           1.0%
   CenturyTel, Inc.                                                                             33,000               969,540
                                                                                                                 -----------

UTILITIES                                                            6.6%
   Alliant Energy Corp.                                                                         80,000             1,324,000
   Constellation Energy Group, Inc.                                                             49,000             1,363,180
   Peoples Energy Corp.                                                                         12,900               498,585
   Pepco Holdings, Inc.                                                                         45,000               872,550
   PNM Resources, Inc.                                                                          23,400               557,388
   Questar Corp.                                                                                10,900               303,238
   WGL Holdings, Inc.                                                                           15,000               358,800
   Wisconsin Energy Corp.                                                                       61,000             1,537,200
                                                                                                                 -----------
                                                                                                                   6,814,941
                                                                                                                 -----------

TOTAL COMMON STOCKS
(COST: $106,245,541)                                                                                              99,681,137
                                                                                                                 -----------

INVESTMENT COMPANIES:                                                3.1%
   Nations Cash Reserves Fund                                                                1,000,980             1,000,980
   SSgA Prime Money Market Fund                                                              2,240,612             2,240,612
                                                                                                                 -----------

TOTAL INVESTMENT COMPANIES
(COST: $3,241,592)                                                                                                 3,241,592
                                                                                                                 -----------

                               MID-CAP STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002


                                                                  % NET                                            VALUE
                                                                 ASSETS                                          (NOTE 2)
                                                                 ------                                          --------
TOTAL INVESTMENTS                                                  100.3%                                       $102,922,729
(COST: $109,487,133**)
NET OTHER ASSETS AND LIABILITIES                                    (0.3)%                                         (334,194)
                                                                 -------                                        ------------
TOTAL NET ASSETS                                                   100.0%                                       $102,588,535
                                                                 =======                                        ============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $109,492,130.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                           MONEY                                        GROWTH AND        CAPITAL        MID-CAP
                                           MARKET          BOND          BALANCED         INCOME       APPRECIATION       STOCK
ASSETS:                                     FUND           FUND            FUND         STOCK FUND      STOCK FUND         FUND
                                        ------------   ------------    ------------    ------------    ------------    ------------
Investments in securities, at value -
  see accompanying schedule*            $176,007,321   $561,781,577    $593,941,839    $764,559,004    $596,664,993    $102,922,729
Foreign currency**                                --             --              --              --              --              --
Collateral held for securities
  on loan, at value                               --     86,024,163      29,496,922      14,749,900      32,645,719      16,052,364
Receivables:
  Investment securities sold                      --             --          79,013              --         222,952              --
  Fund shares sold                           833,690             --          98,595              --              --              --
  Dividends and interest                     674,299      5,537,341       3,505,421       2,017,171         619,150         108,191
  Foreign tax reclaims                            --             --              --              --              --              --
                                        ------------   ------------    ------------    ------------    ------------    ------------
    Total assets                         177,515,310    653,343,081     627,121,790     781,326,075     630,152,814     119,083,284
                                        ------------   ------------    ------------    ------------    ------------    ------------

LIABILITIES:
Unrealized depreciation on
  forward currency contracts                      --             --              --              --              --              --
Payables:
  Investment securities purchased                 --     12,874,932       5,009,385              --       3,576,302         217,442
  Upon return of securities loaned                --     86,024,163      29,496,922      14,749,900      32,645,719      16,052,364
 Fund shares redeemed                             --        684,943              --       1,253,826         992,747         133,690
 Accrued management fees                      67,279        251,924         353,459         395,525         410,264          87,783
Accrued expenses and
  other payables                               5,132         13,529          18,618          31,334          15,622           3,470
                                        ------------   ------------    ------------    ------------    ------------    ------------
    Total liabilities                         72,411     99,849,491      34,878,384      16,430,585      37,640,654      16,494,749
                                        ------------   ------------    ------------    ------------    ------------    ------------
Net assets applicable to
  outstanding capital stock             $177,442,899   $553,493,590    $592,243,406    $764,895,490    $592,512,160    $102,588,535
                                        ============   ============    ============    ============    ============    ============
Represented by:
  Capital stock and additional
   paid-in capital                      $177,442,899   $542,070,129    $640,030,459    $891,717,952    $818,292,855    $113,343,840
  Accumulated undistributed (over-
   distributed) net investment income             --        678,417         590,472         575,467         182,324          21,323
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions                  --     (9,657,794)    (28,565,221)    (25,062,144)   (116,440,155)     (4,212,224)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)                 --     20,402,838     (19,812,304)   (102,335,785)   (109,522,864)     (6,564,404)
                                        ------------   ------------    ------------    ------------    ------------    ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock             $177,442,899   $553,493,590    $592,243,406    $764,895,490    $592,512,160    $102,588,535
                                        ============   ============    ============    ============    ============    ============
Number of Class Z Shares
  issued and outstanding                 177,442,899     52,251,393      37,371,665      34,462,033      41,864,174       9,139,762
                                        ============   ============    ============    ============    ============    ============
Net asset value per share of
  outstanding capital stock                    $1.00         $10.59          $15.85          $22.20          $14.15          $11.22
                                        ============   ============    ============    ============    ============    ============
*Cost of Investments                    $176,007,321   $541,378,739    $613,754,143    $866,894,789    $706,187,857    $109,487,133
                                        ------------   ------------    ------------    ------------    ------------    ------------
**Cost of Foreign Currency              $         --   $         --    $         --    $         --    $         --    $         --
                                        ------------   ------------    ------------    ------------    ------------    ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            STATEMENTS OF OPERATIONS
                          Year Ended December 31, 2002

                                         MONEY                                       GROWTH AND         CAPITAL         MID-CAP
                                        MARKET          BOND         BALANCED          INCOME        APPRECIATION        STOCK
                                         FUND           FUND           FUND          STOCK FUND       STOCK FUND         FUND
                                         ----           ----           ----          ----------       ----------         ----
Investment income:
  Interest income                       $3,453,548    $25,630,096    $18,971,406         $327,349         $341,745         $76,128

  Dividend income                               --             --      5,418,850       17,643,000        6,918,721       1,553,531

  Less: Foreign taxes withheld                  --             --        (35,567)        (122,417)              --          (4,262)

  Securities lending income                     --         94,577         64,510           24,332           70,632          54,893
                                     -------------   ------------   ------------    -------------    -------------    ------------
    Total income                         3,453,548     25,724,673     24,419,199       17,872,264        7,331,098       1,680,290
                                     -------------   ------------   ------------    -------------    -------------    ------------

Expenses:

  Management fees                          814,603      2,486,780      4,468,675        5,375,023        5,559,099       1,089,564

  Trustees' fees                             1,418          1,418          1,418            1,418            1,418           1,418

  Audit fees                                 5,689         14,083         15,729           20,287           16,177           4,026
                                     -------------   ------------   ------------    -------------    -------------    ------------
    Total expenses                         821,710      2,502,281      4,485,822        5,396,728        5,576,694       1,095,008
                                     -------------   ------------   ------------    -------------    -------------    ------------
Net investment income                    2,631,838     23,222,392     19,933,377       12,475,536        1,754,404         585,282
                                     -------------   ------------   ------------    -------------    -------------    ------------

Realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
   on investments (including
   net realized gain (loss) on
   foreign currency related
   transactions)                            55,069     (1,636,641)   (28,576,652)     (24,906,921)    (116,275,766)     (4,212,682)

  Net change in unrealized
   appreciation (depreciation)
   on:
    Investments (including
    net unrealized appreciation
    (depreciation) on foreign
    currency related transactions)              --     15,699,677    (70,194,861)    (211,772,949)    (165,099,729)    (18,616,215)
                                     -------------   ------------   ------------    -------------    -------------    ------------
Net gain (loss) on investments              55,069     14,063,036    (98,771,513)    (236,679,870)    (281,375,495)    (22,828,897)
                                     -------------   ------------   ------------    -------------    -------------    ------------

Net increase (decrease) in net
  assets resulting from operations      $2,686,907    $37,285,428   ($78,838,136)   ($224,204,334)   ($279,621,091)   ($22,243,615)
                                     =============   ============   ============    =============    =============    ============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     MONEY MARKET FUND                          BOND FUND
                                                     -----------------                          ---------

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------   -----------------   -----------------
  Net investment income                         $2,631,838          $4,638,564         $23,222,392         $19,975,133

  Net realized gain (loss) on
   investments                                      55,069                  --          (1,636,641)          7,399,509

  Net change in unrealized appreciation
   or depreciation on investments                       --                  --          15,699,677          (1,468,370)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                   2,686,907           4,638,564          37,285,428          25,906,272
                                             -------------       -------------       -------------       -------------

Distributions to shareholders:

  From net investment income                    (2,686,907)         (4,638,564)        (22,701,171)        (19,943,110)

  Return of capital                                     --                  --                  --          (7,540,000)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                               (2,686,907)         (4,638,564)        (22,701,171)        (27,483,110)
                                             -------------       -------------       -------------       -------------

Class Z Share transactions:

  Proceeds from sale of shares                  94,605,052          98,602,702         149,353,307          72,307,161

  Net asset value of shares issued in
   reinvestment of distributions                 2,686,907           4,638,564          22,701,171          27,483,110
                                             -------------       -------------       -------------       -------------
                                                97,291,959         103,241,266         172,054,478          99,790,271

  Cost of shares repurchased                   (94,109,702)        (22,340,019)        (17,981,772)        (13,026,385)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    capital share transactions                   3,182,257          80,901,247         154,072,706          86,763,886
                                             -------------       -------------       -------------       -------------
Increase in net assets                           3,182,257          80,901,247         168,656,963          85,187,048

Net assets:

  Beginning of year                            174,260,642          93,359,395         384,836,627         299,649,579
                                             -------------       -------------       -------------       -------------
  End of year                                 $177,442,899        $174,260,642        $553,493,590        $384,836,627
                                             =============       =============       =============       =============
Undistributed net investment
  income included in net assets              $          --       $          --            $678,417       $          --
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                   94,605,052          98,602,702          14,085,269           6,816,357

  Shares issued in reinvestment of
   distributions                                 2,686,907           4,638,564           2,144,882           2,653,296
                                             -------------       -------------       -------------       -------------
                                                97,291,959         103,241,266          16,230,151           9,469,653

  Shares redeemed                              (94,109,702)        (22,340,019)         (1,719,554)         (1,240,998)
                                             -------------       -------------       -------------       -------------

  Net increase in shares outstanding             3,182,257          80,901,247          14,510,597           8,228,655
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          BALANCED FUND                 GROWTH AND INCOME STOCK FUND
                                                          -------------                 ----------------------------

                                               YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED
Operations:                                 DECEMBER 31, 2002   DECEMBER 31, 2001  DECEMBER 31, 2002    DECEMBER 31, 2001
                                            -----------------   -----------------  -----------------    -----------------
  Net investment income                         $19,933,377         $20,082,571         $12,475,536         $11,072,969

  Net realized gain (loss) on
   investments                                  (28,576,652)         10,488,964         (24,906,921)          8,813,414

  Net change in unrealized appreciation
   or depreciation on investments               (70,194,861)        (51,872,126)       (211,772,949)       (146,866,190)
                                              -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                  (78,838,136)        (21,300,591)       (224,204,334)       (126,979,807)
                                              -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                    (19,329,944)        (20,072,820)        (11,900,018)        (11,155,770)

  From net realized gains on investments            (11,099)        (27,711,688)                 --         (27,651,427)

  Return of capital                                      --                  --                  --            (181,095)
                                              -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                               (19,341,043)        (47,784,508)        (11,900,018)        (38,988,292)
                                              -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                   42,903,514          52,905,745          33,822,491          41,311,481

  Net asset value of shares issued in
   reinvestment of distributions                 19,341,043          47,784,508          11,900,018          38,988,292
                                              -------------       -------------       -------------       -------------
                                                 62,244,557         100,690,253          45,722,509          80,299,773

  Cost of shares repurchased                    (51,369,698)        (20,421,835)        (76,377,521)        (49,310,668)
                                              -------------       -------------       -------------       -------------
   Change in net assets derived from
    capital share transactions                   10,874,859          80,268,418         (30,655,012)         30,989,105
                                              -------------       -------------       -------------       -------------
Increase (decrease) in net assets               (87,304,320)         11,183,319        (266,759,364)       (134,978,994)

Net assets:

  Beginning of year                             679,547,726         668,364,407       1,031,654,854       1,166,633,848
                                              -------------       -------------       -------------       -------------
  End of year                                  $592,243,406        $679,547,726        $764,895,490       $1,031,654,854
                                              =============       =============       =============       =============
Undistributed net investment
  Income included in net assets                    $590,472       $          --            $575,467       $          --
                                              =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                     2,441,895           2,742,849           1,292,378           1,360,244

  Shares issued in reinvestment of
   distributions                                  1,208,035           2,556,555             528,274           1,337,682
                                              -------------       -------------       -------------       -------------
                                                  3,649,930           5,299,404           1,820,652           2,697,926

  Shares redeemed                                (3,161,654)         (1,100,123)         (3,267,665)         (1,705,299)
                                              -------------       -------------       -------------       -------------

  Net increase in shares outstanding                488,276           4,199,281          (1,447,013)            992,627
                                              =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              CAPITAL APPRECIATION STOCK FUND               MID-CAP STOCK FUND
                                              -------------------------------               ------------------

                                                YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                 DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                            -----------------   -----------------   -----------------   -----------------
  Net investment income                          $1,754,404            $871,962            $585,282            $329,780

  Net realized gain (loss) on
   investments                                 (116,275,766)         64,777,643          (4,212,682)          5,072,820

  Net change in unrealized
   depreciation on investments                 (165,099,729)       (152,768,509)        (18,616,215)          4,001,922
                                              -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                 (279,621,091)        (87,118,904)        (22,243,615)          9,404,522
                                              -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                     (1,623,267)           (879,381)           (564,436)           (787,130)

  From net realized gains on investments           (220,041)       (123,153,968)         (1,944,324)         (6,769,585)
                                              -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                                (1,843,308)       (124,033,349)         (2,508,760)         (7,556,715)
                                              -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                   37,686,571          51,760,280          28,849,103          33,061,606

  Net asset value of shares issued in
   reinvestment of distributions                  1,843,308         124,033,349           2,508,760           7,556,715
                                              -------------       -------------       -------------       -------------
                                                 39,529,879         175,793,629          31,357,863          40,618,321

  Cost of shares repurchased                    (36,664,481)        (18,429,384)         (9,430,876)         (1,789,194)
                                              -------------       -------------       -------------       -------------
   Change in net assets from
    capital share transactions                    2,865,398         157,364,245          21,926,987          38,829,127
                                              -------------       -------------       -------------       -------------
Increase (decrease) in net assets              (278,599,001)        (53,788,008)         (2,825,388)         40,676,934

Net assets:

  Beginning of year                             871,111,161         924,899,169         105,413,923          64,736,989
                                              -------------       -------------       -------------       -------------
  End of year                                  $592,512,160        $871,111,161        $102,588,535        $105,413,923
                                              =============       =============       =============       =============
Undistributed net investment
  income included in net assets                    $182,324             $51,228             $21,323       $          --
                                              =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                     2,177,329           2,197,769           2,140,938           2,429,248

  Shares issued in reinvestment of
   distributions                                    130,901           5,693,982             227,596             567,792
                                              -------------       -------------       -------------       -------------
                                                  2,308,230           7,891,751           2,368,534           2,997,040

  Shares redeemed                                (2,529,449)           (849,258)           (790,173)           (136,743)
                                              -------------       -------------       -------------       -------------

  Net increase (decrease) in shares
   outstanding                                     (221,219)          7,042,493           1,578,361           2,860,297
                                              =============       =============       =============       =============

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the period):   12/31/2002      12/31/2001      12/31/2000      12/31/1999      12/31/1998
                                                   ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $1.00           $1.00           $1.00           $1.00           $1.00
                                                   -----------     -----------     -----------     -----------     -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                 0.01            0.04            0.06            0.05            0.05
                                                   -----------     -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income              (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                                   -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                           $1.00           $1.00           $1.00           $1.00           $1.00
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN**                                            1.50%           3.79%           5.86%           4.69%           5.00%
                                                   ===========     ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $177,443        $174,261         $93,359         $82,646         $56,416

Ratio of Expenses to Average Net Assets                   0.45%           0.46%           0.46%           0.45%           0.45%

Ratio of Net Investment Income to Average
  Net Assets                                              1.45%           3.51%           5.88%           4.72%           4.99%
                                                   ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                                    BOND FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002      12/31/2001      12/31/2000      12/31/1999      12/31/1998
                                                    ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.20          $10.15          $10.05          $10.57          $10.54
                                                   -----------     -----------     -----------     -----------     -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                 0.54            0.62            0.71            0.62            0.63

   Net Realized and Unrealized Gain (Loss)                0.32            0.23            0.08           (0.54)           0.02
                                                   -----------     -----------     -----------     -----------     -----------

  TOTAL FROM INVESTMENT OPERATIONS                        0.86            0.85            0.79            0.08            0.65
                                                   -----------     -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income              (0.47)          (0.59)          (0.69)          (0.60)          (0.62)

   Return of Capital                                        --           (0.21)             --              --              --
                                                   -----------     -----------     -----------     -----------     -----------

  TOTAL DISTRIBUTIONS                                    (0.47)          (0.80)          (0.69)          (0.60)          (0.62)
                                                   -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                          $10.59          $10.20          $10.15          $10.05          $10.57
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN**                                            8.55%           8.32%           8.11%           0.73%           6.18%
                                                   ===========     ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $553,494        $384,837        $299,650        $250,485        $228,281

Ratio of Expenses to Average Net Assets                   0.55%           0.55%           0.55%           0.55%           0.55%

Ratio of Net Investment Income to Average
  Net Assets                                              5.14%           5.91%           6.98%           5.92%           5.94%

Portfolio Turnover Rate                                  78.37%         112.40%         462.98%         713.52%         142.98%
                                                   ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002        12/31/2001      12/31/2000      12/31/1999      12/31/1998
                                                    ----------        ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.42            $20.45          $20.44          $18.74          $17.02
                                                   -----------       -----------     -----------     -----------     -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                 0.53              0.58            0.68            0.56            0.57

   Net Realized and Unrealized Gain (Loss)               (2.58)            (1.23)           0.11            2.14            1.72
                                                   -----------       -----------     -----------     -----------     -----------

  TOTAL FROM INVESTMENT OPERATIONS                       (2.05)            (0.65)           0.79            2.70            2.29
                                                   -----------       -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income              (0.52)            (0.57)          (0.67)          (0.53)          (0.57)

   Distributions from Net Realized Gains                 (0.00)(1)         (0.81)          (0.11)          (0.47)             --
                                                   -----------       -----------     -----------     -----------     -----------

  TOTAL DISTRIBUTIONS                                    (0.52)            (1.38)          (0.78)          (1.00)          (0.57)
                                                   -----------       -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                          $15.85            $18.42          $20.45          $20.44          $18.74
                                                   ===========       ===========     ===========     ===========     ===========

TOTAL RETURN**                                          (11.13%)           (3.07%)          3.86%          14.49%          13.40%
                                                   ===========       ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $592,243          $679,548        $668,364        $603,136        $449,992

Ratio of Expenses to Average Net Assets                   0.70%             0.70%           0.70%           0.70%           0.70%

Ratio of Net Investment Income to Average
  Net Assets                                              3.12%             3.04%           3.27%           2.83%           3.20%

Portfolio Turnover Rate                                  49.67%            51.80%         193.97%         269.00%          78.71%
                                                   ===========       ===========     ===========     ===========     ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)   Amount represents less than ($0.005) per share.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002      12/31/2001      12/31/2000      12/31/1999      12/31/1998
                                                   -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.73          $33.41          $33.58          $30.56          $27.20
                                                   -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income*                                    0.35            0.31            0.33            0.34            0.34

Net Realized and Unrealized Gain (Loss)                  (6.53)          (3.88)          (0.05)           5.12            4.52
                                                   -----------     -----------     -----------     -----------     -----------

TOTAL FROM INVESTMENT OPERATIONS                         (6.18)          (3.57)           0.28            5.46            4.86
                                                   -----------     -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income              (0.35)          (0.31)          (0.33)          (0.32)          (0.34)

   Distributions from Net Realized Gains                    --           (0.79)          (0.12)          (2.12)          (1.16)

   Return of Capital                                        --           (0.01)             --              --              --
                                                   -----------     -----------     -----------     -----------     -----------

  TOTAL DISTRIBUTIONS                                    (0.35)          (1.11)          (0.45)          (2.44)          (1.50)
                                                   -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                          $22.20          $28.73          $33.41          $33.58          $30.56
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN**                                          (21.55%)        (10.71%)          0.82%          17.95%          17.92%
                                                   ===========     ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $764,895      $1,031,655      $1,166,634      $1,098,330        $833,174

Ratio of Expenses to Average Net Assets                   0.60%           0.60%           0.60%           0.60%           0.60%

Ratio of Net Investment Income to Average
  Net Assets                                              1.39%           1.05%           0.98%           0.99%           1.17%

Portfolio Turnover Rate                                  18.21%          20.76%          21.08%          20.13%          17.69%
                                                   ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002      12/31/2001      12/31/2000      12/31/1999      12/31/1998
                                                   -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $20.70          $26.39          $25.59          $22.19          $18.85
                                                   -----------     -----------     -----------     -----------     -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                 0.04            0.02            0.02            0.02            0.06

   Net Realized and Unrealized Gain (Loss)               (6.54)          (2.37)           1.08            5.55            3.87
                                                   -----------     -----------     -----------     -----------     -----------

  TOTAL FROM INVESTMENT OPERATIONS                       (6.50)          (2.35)           1.10            5.57            3.93
                                                   -----------     -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income              (0.04)          (0.02)          (0.02)          (0.02)          (0.06)

   Distributions from Net Realized Gains                 (0.01)          (3.32)          (0.28)          (2.15)          (0.53)
                                                   -----------     -----------     -----------     -----------     -----------

  TOTAL DISTRIBUTIONS                                    (0.05)          (3.34)          (0.30)          (2.17)          (0.59)
                                                   -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                          $14.15          $20.70          $26.39          $25.59          $22.19
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN**                                          (31.41%)         (9.11%)          4.28%          25.19%          20.90%
                                                   ===========     ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $592,512        $871,111        $924,899        $839,134        $630,373

Ratio of Expenses to Average Net Assets                   0.80%           0.80%           0.80%           0.80%           0.80%

Ratio of Net Investment Income to Average
  Net Assets                                              0.25%           0.10%           0.08%           0.10%           0.31%

Portfolio Turnover Rate                                  26.92%          27.59%          26.77%          38.38%          18.67%
                                                   ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED   INCEPTION (a)
(For a share outstanding throughout the period)    12/31/2002      12/31/2001      12/31/2000   TO 12/31/1999
                                                   ----------      ----------      ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.94          $13.77          $11.15          $10.00
                                                  -----------     -----------     -----------     -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                0.07            0.05            0.03            0.03

   Net Realized and Unrealized Gain (Loss)              (2.51)           1.39            2.62            1.34
                                                  -----------     -----------     -----------     -----------

  TOTAL FROM INVESTMENT OPERATIONS                      (2.44)           1.44            2.65            1.37
                                                  -----------     -----------     -----------     -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income             (0.06)          (0.11)          (0.02)          (0.02)

   Distributions from Net Realized Gains                (0.22)          (1.16)          (0.01)          (0.20)
                                                  -----------     -----------     -----------     -----------

  TOTAL DISTRIBUTIONS                                   (0.28)          (1.27)          (0.03)          (0.22)
                                                  -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                         $11.22          $13.94          $13.77          $11.15
                                                  ===========     ===========     ===========     ===========

TOTAL RETURN**                                         (17.41%)         11.16%          23.85%          13.68%
                                                  ===========     ===========     ===========     ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)             $102,589        $105,414         $64,737         $26,479

Ratio of Expenses to Average Net Assets                  1.01%           1.01%           1.01%           1.00%+

Ratio of Net Investment Income to Average
  Net Assets                                             0.54%           0.40%           0.24%           0.39%+

Portfolio Turnover Rate                                 33.03%          41.94%          51.27%          35.55%
                                                  ===========     ===========     ===========     ===========

(a)   Commenced operations May 1, 1999.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

(1)   DESCRIPTION OF THE FUND

      The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. Only six of the ten investment portfolios are represented in this report. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the Trustees have authorized the issuance of two classes of shares of the funds designated as Class Z and Class C. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

      Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 3); each class will have exclusive voting rights with respect to matters that affect only that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2002, no Class C Shares have been issued.

(2)   SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

      Portfolio Valuation

      Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities traded on a U.S stock exchanges are appraised at their fair values; equities traded on NASDAQ or foreign stock exchanges are valued at their last bid price; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their last bid price; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts or dealers in such currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; 7) short-term instruments having maturities of 60 days or less will be valued at amortized cost. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisors' opinion, reflect the current market value, are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

      Security Transactions and Investment

      Income Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method which is the same method used for federal income tax purposes. Interest income is recorded on the accrual basis, and for fixed income securities, includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

      Federal Income Taxes

      It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income taxes is recorded in the accompanying financial statements.

      Expenses

      Expenses that are directly related to a particular fund are charged directly to that fund. Generally, other operating expenses are prorated to the funds on the basis of relative net assets.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Repurchase Agreements

      Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will only enter into repurchase agreements with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

      The funds have established procedures providing that the securities serving as collateral for each repurchase agreements must be delivered to the funds' custodian and that the collateral must be marked to market daily to ensure that the repurchase agreements are fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing it rights.

      Foreign Currency Transactions

      The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The Mid-Cap Stock Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

      The funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

      Forward Foreign Currency Exchange Contracts

      The Mid-Cap Stock Fund may purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. The fund realizes a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. During the reporting period, the Mid-Cap Stock Fund did not enter into such contracts.

      If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

      The instruments involve market risk, credit risk, or both, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Futures Contracts

      The funds (other than Money Market) may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a fund enters into a futures contract, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

      Delayed Delivery Securities

      Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended December 31, 2002, only the Bond Fund entered into such transactions, the market values of which are identified in the fund's Schedule of Investments.

      Reclassification Adjustments

      Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

(3)   TRANSACTIONS WITH AFFILIATES

      Fees and Expenses

      The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc., an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

      Money Market                                            0.45%
      Bond                                                    0.55%
      Balanced                                                0.70%
      Growth and Income Stock                                 0.60%
      Capital Appreciation Stock                              0.80%
      Mid-Cap Stock                                           1.00%

      Under this unitary fee structure, the Investment Advisor is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

      The Investment Advisor has entered into a Subadvisor Agreement for the management of the investments in the Mid-Cap Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for a portion of the Mid-Cap Stock Fund is Wellington Management Company, LLP.

      In addition to the unitary investment advisory fee and subadvisor fee, where applicable, each fund also pays certain expenses including trustees' fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

      Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended December 31, 2002, the Fund made no direct payments to its officers and paid trustees' fees of approximately $8,508 to its unaffiliated trustees.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Distribution Plan

      All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(4)   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

      With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and the Mid-Cap Stock Fund declare and reinvest dividends from net investment income quarterly in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested at least annually.

      Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income.

(5)   PURCHASE AND SALES OF INVESTMENT SECURITIES

      The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended December 31, 2002, were as follows:

                                          U.S. GOVERNMENT SECURITIES                              OTHER INVESTMENT SECURITIES
                                          --------------------------                              ---------------------------
                                        PURCHASES                 SALES                         PURCHASES                SALES
                                        ---------                 -----                         ---------                -----

      Bond                            $220,967,939             $197,906,107                    $267,080,204           $149,410,551
      Balanced                          78,745,387              131,169,060                     229,995,998            183,752,672
      Growth and Income Stock                   --                       --                     159,925,667            177,122,838
      Capital Appreciation Stock                --                       --                     183,361,519            189,350,667
      Mid-Cap Stock                             --                       --                      55,066,106             34,759,567

      At December 31, 2002, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                                          APPRECIATION   DEPRECIATION          NET
                                          ------------   ------------    -------------
      Bond                                 $23,000,108   $  2,584,147    $  20,415,961
      Balanced                              42,640,570     62,453,884      (19,813,314)
      Growth and Income Stock               61,605,292    164,096,351     (102,491,059)
      Capital Appreciation Stock            45,698,927    155,386,221     (109,687,294)
      Mid-Cap Stock                         10,131,847     16,701,248       (6,569,401)

      The differences between book-basis and tax-basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

(6)   FOREIGN SECURITIES

      Each fund may invest in foreign securities, although only the Mid-Cap Stock Fund anticipates having significant investments in such securities. The Mid-Cap Stock Fund may invest 25% of its assets in foreign securities. No fund concentrates its investments in a particular foreign country.

      Foreign securities are securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and, at times, more volatile than securities of comparable U.S. companies and U.S. securities markets.

(7)   SECURITIES LENDING

      The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At December 31, 2002, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2002 is as follows:

                                           VALUE OF SECURITIES ON LOAN
                                           ---------------------------
      Bond                                         $84,305,496
      Balanced                                      28,940,218
      Growth and Income Stock                       14,193,300
      Capital Appreciation Stock                    31,635,444
      Mid-Cap Stock                                 15,187,203

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(8)   TAX INFORMATION

      The tax character of distributions paid during the year ended December 31, 2002 and 2001 were as follows:

                                            ORDINARY INCOME              LONG-TERM CAPITAL GAINS             RETURN OF CAPITAL
                                            ---------------              -----------------------             -----------------

                                        2002              2001            2002              2001           2002           2001
                                        ----              ----            ----              ----           ----           ----
      Money Market                  $  2,686,907      $  4,638,564   $        --         $         --   $      --      $       --
      Bond                            22,701,171        19,943,110            --                   --          --       7,540,000
      Balanced                        19,329,944        23,960,784        11,099           23,823,724          --              --
      Growth and Income Stock         11,900,018        14,137,115            --           24,670,082          --         181,095
      Capital Appreciation Stock       1,623,267        16,388,725       220,041          107,644,624          --              --
      Mid-Cap Stock                    1,518,377         4,720,181       990,383            2,836,534          --              --

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                          ORDINARY INCOME            LONG-TERM CAPITAL GAINS
                                          ---------------            -----------------------
      Money Market                            $     --                    $         --
      Bond                                     678,417                              --
      Balanced                                 590,472                              --
      Growth and Income Stock                  575,467                              --
      Capital Appreciation Stock               182,324                              --
      Mid-Cap Stock                             21,323                              --

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      For federal income taxes purposes, the funds listed below have capital loss carryovers as of December 31, 2002, which are available to offset future capital gains, if any:

                                         CARRYOVER            CARRYOVER              CARRYOVER           CARRYOVER
                                     EXPIRING IN 2007     EXPIRING IN 2008       EXPIRING IN 2009     EXPIRING IN 2010
                                     ----------------     ----------------       ----------------     ----------------
      Bond                               $235,991           $7,577,224               $      --         $   1,857,702
      Balanced                                 --                   --                      --            28,564,211
      Growth and Income Stock                  --                   --                      --            24,906,870
      Capital Appreciation Stock               --                   --                      --           116,275,725
      Mid-Cap Stock                            --                   --                      --             4,207,227

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Ultra Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund (six of the portfolios constituting the Ultra Series Fund, hereafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 14, 2003

                                ULTRA SERIES FUND
                              TRUSTEES AND OFFICERS
                                December 31, 2002

                                                                                                          NUMBER OF        OTHER
                             POSITION(S)                                                                  PORTFOLIOS      OUTSIDE
     NAME, ADDRESS AND      HELD WITH THE       LENGTH OF         PRINCIPAL OCCUPATION DURING             OVERSEEN IN    DIRECTOR-
       YEAR OF BIRTH             FUND           SERVICE(1)             PAST FIVE YEARS                   FUND COMPLEX     SHIPS(5
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Michael S. Daubs(2)(3)     Trustee and        1997 - Present   CUNA Mutual Insurance Society                   19
5910 Mineral Point Road    Chairman                            Chief Officer - Investments,
Madison, WI 53705                             1984 - Present   1990 - Present
Year of Birth: 1943        President                           MEMBERS Capital Advisors, Inc.
                                                               President,
                                                               1982 - Present

                                                               CUNA Mutual Life Insurance Company
                                                               Chief Officer - Investments,
                                                               1973 - Present
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Lawrence R. Halverson      Trustee            1997 - Present   MEMBERS Capital Advisors, Inc.                  19
(2)(4)                                                         Senior Vice President - Equities
5910 Mineral Point Road                       1988 - Present   1996 - Present
Madison, WI 53705          Vice President
Year of Birth: 1945                                            CUNA Brokerage Services, Inc.
                                                               President,
                                                               1996 - 1998
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Mary E. Hoffmann(2)        Treasurer          1999 - Present   MEMBERS Capital Advisors, Inc.                  19
5910 Mineral Point Road                                        Assistant Vice President - Product
Madison, WI  53705                                             Operations and Finance,
Year of Birth: 1970                                            2001 - Present
                                                               Product Operations and Finance Manager,
                                                               1998 - 2001

                                                               CUNA Mutual Insurance Society
                                                               Investment Accounting Supervisor,
                                                               1996 - 1998
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Thomas J. Merfeld(2)       Secretary          1999 - Present   MEMBERS Capital Advisors, Inc.                  10
5910 Mineral Point Road                                        Senior Vice President - Quantitative
Madison, WI  53705                                             Strategies, 1994 - Present
Year of Birth: 1957
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Dan Owens(2)               Assistant          2001 - Present   MEMBERS Capital Advisors, Inc.                  19
5910 Mineral Point Road    Treasurer                           Senior Manager - Portfolio Operations,
Madison, WI 53705                                              2001 - Present
Year of Birth: 1966                                            Investment Operations Manager,
                                                               1999 - 2001

                                                               AmerUS Capital Management
                                                               Manager, Investment Accounting -
                                                               Reporting, 1998 - 1999

                                                               AmerUs Life Holdings, Inc.
                                                               Senior Investment Accountant,
                                                               1994 - 1998

                                ULTRA SERIES FUND
                        TRUSTEES AND OFFICERS (CONTINUED)
                                December 31, 2002

                                                                                                          NUMBER OF        OTHER
                             POSITION(S)                                                                  PORTFOLIOS      OUTSIDE
     NAME, ADDRESS AND      HELD WITH THE       LENGTH OF         PRINCIPAL OCCUPATION DURING             OVERSEEN IN    DIRECTOR-
       YEAR OF BIRTH             FUND           SERVICE(1)             PAST FIVE YEARS                   FUND COMPLEX     SHIPS(5
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Gwendolyn M. Boeke         Trustee            1988 - Present   Wartburg Theological Seminary                   19
2000 Heritage Way                                              Development Association,
Waverly, IA 50677                                              (Dubuque, Iowa)
Year of Birth: 1934                                            Development Associate,
                                                               1997 - Present

                                                               Evangelical Lutheran Church in
                                                               America Foundation (Chicago,
                                                               Illinois) Regional Director, 1990 -
                                                               Present

                                                               Wartburg College
                                                               (Dubuque, Iowa)
                                                               Director, 1986 - 2001
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Alfred L. Disrud           Trustee            1987 - Present   Planned Giving Services                         19
2000 Heritage Way                                              (Waverly, Iowa)
Waverly, IA 50677                                              Owner, 1986 - Present
Year of Birth: 1921

------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Thomas C. Watt             Trustee            1986 - Present   Vision Development Services, Inc.               19         Wells
2000 Heritage Way                                              Consultant,                                                Fargo
Waverly, IA 50677                                              1997 - Present                                             Bank,
Year of Birth: 1936                                                                                                       Community
                                                               MidAmerica Energy Company                                  Director,
                                                               (Waterloo, Iowa)                                           1985 -
                                                               Manager, Business Initiatives,                             Present
                                                               1987 - 1999

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2)   "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(5)   Include only directorships with companies that:

      (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or

      (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or

      (c)   are registered as an investment adviser.